                                                                   EXHIBIT 10.11

AFTER RECORDING, MAIL TO:

Brobeck, Phleger & Harrison LLP
550 South Hope Street
Los Angeles, California 90071
Attention:  James D. Prendergast, Esq.





                      DEED OF TRUST, SECURITY AGREEMENT AND
                     FIXTURE FILING WITH ASSIGNMENT OF RENTS
                                 (WASHOE COUNTY)

                             FITZGERALDS RENO, INC,
                              a Nevada corporation,
                                   as Trustor

                      LAWYERS TITLE INSURANCE CORPORATION,
                             a Virginia corporation,
                                   as Trustee

                          FOOTHILL CAPITAL CORPORATION,
                            a California corporation,
                                 as Beneficiary




                          Dated as of October 29, 1998



                                    * * * * *

                                TABLE OF CONTENTS



                                                                                          PAGE
                                                                                          ----
GRANTING CLAUSE ONE
        [Land]...............................................................................2

GRANTING CLAUSE TWO
        [Improvements].......................................................................3

GRANTING CLAUSE THREE
        [Rents, etc.]........................................................................3

GRANTING CLAUSE FOUR
        [Leases, Including Deposits and Advance Rentals].....................................3

GRANTING CLAUSE FIVE
        [Options to Purchase, etc.]..........................................................4

GRANTING CLAUSE SIX
        [Personalty].........................................................................4

GRANTING CLAUSE SEVEN
        [Condemnation Awards, etc.]..........................................................4

GRANTING CLAUSE EIGHT
        [Insurance Proceeds].................................................................5

GRANTING CLAUSE NINE
        [Claims for Damages, etc.]...........................................................5

GRANTING CLAUSE TEN
        [Deposits, Advance Payments and Refunds of Insurance, Utilities, etc.]...............5

GRANTING CLAUSE ELEVEN
        [Water Rights, etc.].................................................................5

GRANTING CLAUSE TWELVE
        [Minerals, etc.].....................................................................5

GRANTING CLAUSE THIRTEEN
        [Accessions, etc.]...................................................................5

                                                                                          PAGE
                                                                                          ----
ARTICLE 1.
        DEFINITIONS AND RELATED MATTERS......................................................7
                Section 1.1     Certain Defined Terms........................................7
                Section 1.2     Related Matters.............................................13
                                   1.2.1     Terms Used in the UCC..........................13
                                   1.2.2     Construction...................................13
                                   1.2.3     Determinations.................................14
                                   1.2.4     Governing Law..................................14
                                   1.2.5     Headings.......................................14
                                   1.2.6     Severability...................................14
                                   1.2.7     Exhibits and Schedules.........................15

ARTICLE 2.
        [RESERVED]..........................................................................15

ARTICLE 3.
        REPRESENTATIONS AND WARRANTIES......................................................15
                Section 3.1     Corporate Existence.........................................15
                Section 3.2     Authorization; Approvals....................................15
                Section 3.3     Enforceability..............................................15
                Section 3.4     Validity and Perfection of Security Interests...............15
                Section 3.5     Title to and Right to Use Assets............................16
                Section 3.6     Non-Contravention...........................................16
                Section 3.7     Contracts...................................................17
                Section 3.8     Leases......................................................17
                Section 3.9     No Other Property...........................................17
                Section 3.10    Compliance with Laws........................................17
                Section 3.11    Property Use; Mechanics Liens...............................17
                Section 3.12    Condemnation................................................18
                Section 3.13    Litigation..................................................18
                Section 3.14    Construction of Improvements................................18

ARTICLE 4.
        AFFIRMATIVE COVENANTS...............................................................18
                Section 4.1     Secured Obligations of Trustor..............................18
                Section 4.2     Compliance with Law: Maintenance of Approvals...............18
                Section 4.3     Other Reports...............................................19
                Section 4.4     Insurance...................................................19
                Section 4.5     Waste and Repair............................................19
                Section 4.6     Impositions; Impounds; Taxes, Capital Costs.................19
                                   4.6.1     Impositions Affecting the Property.............19
                                   4.6.2     Impounds; Impound Account......................19
                Section 4.7     Further Assurances..........................................20
                Section 4.8     Reimbursement: Waiver of Offsets............................20

                                                                                          PAGE
                                                                                          ----
                Section 4.9     Litigation..................................................21
                Section 4.10    Certain Reports.............................................21
                Section 4.11    Tax Receipts................................................21
                Section 4.12    FIRPTA Affidavit............................................21
                Section 4.13    Preservation of Contractual Rights..........................22
                Section 4.14    Tax Service Contract........................................22
                Section 4.15    Liens.......................................................22
                Section 4.16    Inspection..................................................23

ARTICLE 5.
        LEASEHOLD PROVISIONS................................................................23
                Section 5.1     Deed of Trust Subject to Ground Lease.......................23
                Section 5.2     Certain Covenants...........................................23

ARTICLE 6.
        NEGATIVE COVENANTS..................................................................27
                Section 6.1     Restrictive Uses............................................27
                Section 6.2     No Cooperative or Condominium...............................27

ARTICLE 7.
        CASUALTIES AND CONDEMNATION.........................................................27
                Section 7.1     Casualties..................................................27
                Section 7.2     Condemnation................................................28

ARTICLE 8.
        REMEDIES OF BENEFICIARY.............................................................28
                Section 8.1     Event of Default............................................28
                Section 8.2     Remedies....................................................29
                Section 8.3     Power of Sale...............................................31
                Section 8.4     Proof of Default............................................32
                Section 8.5     Protection of Security......................................32
                Section 8.6     Receiver....................................................33
                Section 8.7     Curing of Defaults..........................................33
                Section 8.8     Remedies Cumulative.........................................34
                Section 8.9     Marshaling..................................................34
                Section 8.10    Adoption of Covenants.......................................34

ARTICLE 9.
        SECURITY AGREEMENT AND FIXTURE FILING...............................................34
                Section 9.1     Grant of Security Interest..................................34
                Section 9.2     Remedies, etc...............................................39
                Section 9.3     Expenses....................................................39
                Section 9.4     Fixture Filing..............................................39

                                                                                          PAGE
                                                                                          ----
ARTICLE 10.
        ASSIGNMENT OF RENTS.................................................................40
                Section 10.1    Assignment of Rents.........................................40
                Section 10.2    Collection of Rents.........................................41

ARTICLE 11.
        ENVIRONMENTAL MATTERS...............................................................41
                Section 11.1    Representations and Warranties..............................41
                Section 11.2    Environmental Covenants.....................................42

ARTICLE 12.
        MISCELLANEOUS.......................................................................45
                Section 12.1    Beneficiary's Expenses, including Attorney's Fees...........45
                Section 12.2    Indemnity...................................................45
                Section 12.3    Waivers; Modifications in Writing...........................45
                Section 12.4    Cumulative Remedies; Failure or Delay.......................46
                                   12.4.1    Successors and Assigns.........................46
                Section 12.5    Independence of Covenants...................................46
                Section 12.6    Change of Law...............................................46
                Section 12.7    No Waiver...................................................47
                Section 12.8    Notices.....................................................47
                Section 12.9    References to Foreclosure...................................47
                Section 12.10   Joinder of Foreclosure......................................47
                Section 12.11   Rights and Secured Obligations of Beneficiary and
                                Trustee.....................................................48
                Section 12.12   Copies......................................................48
                Section 12.13   Subordination...............................................48
                Section 12.14   Personally Security Instruments.............................49
                Section 12.15   Suits to Protect Property...................................49
                Section 12.16   Trustor Waiver of Rights....................................49
                Section 12.17   Charges for Statements......................................50
                Section 12.18   Complete Agreement..........................................50
                Section 12.19   Payments Set Aside..........................................50
                Section 12.20   Substitution................................................50
                Section 12.21   Choice of Forum.............................................50
                Section 12.22   Regulatory Matters..........................................51
                Section 12.23   Guarantor Waivers...........................................52
                Section 12.24   Waiver of Trial by Jury.....................................53

                      DEED OF TRUST, SECURITY AGREEMENT AND
                     FIXTURE FILING WITH ASSIGNMENT OF RENTS
                                 (WASHOE COUNTY)


        THIS DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING WITH ASSIGNMENT OF RENTS (this "Deed of Trust") is made as of the 29th day of October, 1998, by Fitzgeralds Reno, Inc., a Nevada corporation,("Trustor"), whose principal place of business is located at 301 Fremont Street, Las Vegas, Nevada, 89101, in favor of Lawyers Title Insurance Corporation, a Virginia corporation, as the trustee ("Trustee"), for the benefit of Foothill Capital Corporation, a California corporation, as beneficiary ("Beneficiary"), whose principal place of business is located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025.

        THIS INSTRUMENT SECURES FUTURE ADVANCES, AS DEFINED IN NRS 106.320, AND IS TO BE GOVERNED BY NRS 106.300 TO 106.400, INCLUSIVE. THE MAXIMUM AMOUNT OF PRINCIPAL TO BE SECURED HEREBY IS $15,000,000.00.

                                R E C I T A L S:

        A. Pursuant to that certain Loan and Security Agreement dated as of October 29, 1998 (as supplemented and otherwise amended from time to time, the "Loan Agreement"), by and among Fitzgeralds Gaming Corporation ("Fitzgeralds"), as the borrower, and Beneficiary, as the lender, pursuant to which Beneficiary has agreed to make a loan to Fitzgeralds on the terms and conditions set forth therein. Unless the context other requires, all capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

        B. Pursuant to the Guaranty, the Guarantors (including Trustor) have guaranteed the Guarantied Obligations.

        C. Pursuant to the Loan Agreement, the Guarantied Obligations are required to be secured by, among other things, this Deed of Trust.

        D. The parties acknowledge that certain provisions of this Deed of Trust may be subject to the laws, rules and regulations ("Applicable Gaming Laws") of the gaming authorities (collectively, "Gaming Authority") of the State of Nevada and of other governmental jurisdictions, including, but not limited to, the Nevada State Gaming Control Board, the Nevada Gaming Commission and the City of Reno and any other local agencies which regulate the gaming activities of Trustor.

                                   WITNESSETH:

        In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor does hereby irrevocably grant, bargain, sell, transfer, convey and assign to Trustee, its successors and assigns, in trust, with power of sale, for the benefit and security of Beneficiary, the following (but excluding in each of every case all Excluded Assets as defined below), whether now owned or hereafter acquired:

                               GRANTING CLAUSE ONE
                                     [LAND]

        All of Trustor's right, title and interest in the real property located in the County of Washoe, State of Nevada, described in EXHIBIT "A" attached hereto and by this reference incorporated herein (the "Owned Land"), together with all and singular the tenements, hereditament, rights, reversions, remainders, development rights, privileges, benefits, easements (in gross or appurtenant), rights-of-way, gores or strips of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, and all appurtenances whatsoever and claims or demands of Trustor at law or in equity, in any way belonging, benefiting, relating or appertaining to the Owned Land, the airspace over the Owned Land, the "Improvements" (as hereinafter defined) to the Owned Land, or relating or appertaining to any number of them, or which hereinafter shall in any way belong, relate or be appurtenant thereto.

        To the fullest extent allowed by Applicable Law and the Ground Lease (as defined below), all of Trustor's right, title and interest in the subleasehold estate (herein "leasehold estate") created by those certain sublease agreements described in EXHIBIT "B-1" attached hereto and by this reference incorporated herein ("Ground Lease"), wherein Trustor is the owner of the sublessee's interest thereunder ("lessee's interest"), and that certain party referenced on said Exhibit is the sublessor ("Lessor"), as the same may be amended, restated, renewed or extended from time to time, in that certain real property located in the County of Washoe, State of Nevada, described in EXHIBIT "B-2" (the "Leased Land"), together with all and singular the tenements, hereditaments, rights, reversions, remainders, development rights, privileges, benefits, easements (in gross or appurtenant), rights-of-way, gores or strips of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, and all appurtenances whatsoever and claims or demands of Trustor at law or in equity, in any way belonging, benefiting, relating or appertaining to the Leased Land, the air space over the Leased Land, the "Improvements" (as hereinafter defined) to the Leased Land, or relating or appertaining to any number of them, or which hereinafter shall in any way belong, relate or be appurtenant thereto). The Owned Land and the Leased Land are herein collectively referred to as the "Land".

                               GRANTING CLAUSE TWO
                                 [IMPROVEMENTS]

        TOGETHER WITH, any and all structures, buildings, facilities and improvements of every nature whatsoever now or hereafter erected on the Land, including, but not limited to, the "Fixtures" (as hereinafter defined) (collectively, the "Improvements") (the Land and Improvements are referred to collectively as the "Property").

        For purposes of this Deed of Trust, Fixtures shall be deemed to include, to the full extent allowed by law, fixtures and all other equipment and machinery now or at any time hereafter owned by Trustor and located or included in or on or appurtenant to the Property and used in connection therewith and which are or become so related to the real property encumbered hereby that an interest arises in them under real estate law which may include, but is not limited to: all docks, piers, barges, vessels, machinery, equipment (including, without limitation, pipes, furnaces, conveyors, drums, fire sprinklers and alarm systems, and air conditioning, heating, refrigerating, electronic monitoring, stoves, ovens, ranges, dishwashers, disposals, food storage, food processing (including restaurant fixtures), trash and garbage removal and maintenance equipment), office equipment, all built-in tables, chairs, mantels, screens, plumbing, bathtubs, sinks, basins, faucets, laundry equipment, planters, desks, sofas, shelves, lockers and cabinets, laundry equipment, all safes, furnishings, appliances (including, without limitation, food warming and holding equipment, iceboxes, refrigerators, fans, heaters, water heaters and incinerators), rugs, carpets and other floor coverings, draperies and drapery rods and brackets, awnings, window shades, venetian or other blinds, curtains, lamps, chandeliers and other lighting fixtures.

                              GRANTING CLAUSE THREE
                                  [RENTS, ETC.]

        TOGETHER WITH all rents, income, security or similar deposits, including without limitation, receipts, issues, royalties, earnings, products or proceeds, profits, maintenance, license and concession fees and other revenues to which Trustor may now or hereafter be entitled, including, without limitation, all rights to payment for hotel room occupancy by hotel guests, which includes any payment or monies received or to be received in whole or in part, whether actual or deemed to be, for the sale of services or products in connection therewith and/or in connection with such occupancy, advance registration fees by hotel guests, tour or junket proceeds and deposits for conventions and/or party reservations (collectively, the "Rents"), subject to the revocable license hereinafter given to Trustor to collect and apply such Rents.

                              GRANTING CLAUSE FOUR
                [LEASES, INCLUDING DEPOSITS AND ADVANCE RENTALS]

        TOGETHER WITH (a) all estate, right, title and interest of Trustor in, to and under any and all leases, subleases, lettings, licenses, concessions, operating agreements, management agreement franchise agreements and all other agreements affecting or covering the Property or any portion thereof now or hereafter existing or entered into, together with all amendments, extensions and renewals of any of the foregoing, (b) all right, title, claim, estate and interest of Trustor thereunder, including, without limitation, all claims of the lessor thereunder, letters of credit, guarantees or security deposits, advance rentals, and any and all deposits or payments of similar nature and (c) the right to enforce against any tenants thereunder and otherwise any and all remedies under any of the foregoing, including Trustor's right to evict from possession any tenant thereunder or to retain, apply, use, draw upon, pursue, enforce or realize upon any guaranty thereof, to terminate, modify, or amend any such agreement; to obtain possession of, use, or occupy, any of the real or personal property subject to any such agreement; and to enforce or exercise, whether at law or in equity or by any other means, all provisions of any such agreement and all obligations of the tenants thereunder based upon (i) any breach by such tenant thereunder (including any claim that Trustor may have by reason of a termination, rejection, or disaffirmance of such agreement pursuant to any Bankruptcy Law), and (ii) the use and occupancy of the premises demised, whether or not pursuant to the applicable agreement (including any claim for use and occupancy arising under landlord-tenant law of the State of Nevada or any Bankruptcy Law).

                              GRANTING CLAUSE FIVE
                           [OPTIONS TO PURCHASE, ETC.]

        TOGETHER WITH all right, title and interest of Trustor in and to all options and other rights to purchase or lease the Property or any portion thereof or interest therein, if any, and any greater estate in the Property owned or hereafter acquired by Trustor.

                               GRANTING CLAUSE SIX
                                  [PERSONALTY]

        TOGETHER WITH all right, title and interest of Trustor in and to all Tangible Property and Intangible Property (except, with respect to Casino Licenses, as prohibited by Applicable Gaming Laws) now or at any time hereafter located on or appurtenant to the Property and used or useful in connection with the ownership, management or operation of the Property, including, without limitation, the Personalty.

                              GRANTING CLAUSE SEVEN
                           [CONDEMNATION AWARDS, ETC.]

        TOGETHER WITH all the estate, interest right title, other claim or demand, which Trustor now has or may hereafter acquire in any and all awards, payments or other consideration made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Property, including, without limitation, any awards, payments or other consideration resulting from a change of grade of streets and for severance damages.

                              GRANTING CLAUSE EIGHT
                              [INSURANCE PROCEEDS]

        TOGETHER WITH, all the estate, interest, right, title and other claim or demand which Trustor now has or may hereafter acquire with respect to the proceeds of insurance in effect with respect to all or any part of the Property, together with all interest thereon and the right to collect and receive the same.

                              GRANTING CLAUSE NINE
                           [CLAIMS FOR DAMAGES, ETC.]

        TOGETHER WITH all the estate, interest, right, title and other claim or demand which Trustor now has or may hereafter acquire against anyone with respect to any damage to all or any part of the Property, including, without limitation, damage arising from any defect in or with respect to the design or construction of all or any part of the Improvements and damage resulting therefrom.

                               GRANTING CLAUSE TEN
     [DEPOSITS, ADVANCE PAYMENTS AND REFUNDS OF INSURANCE, UTILITIES, ETC.]

        TOGETHER WITH all deposits or other security or advance payments including rental payments made by or on behalf of Trustor to others, and all refunds made by others to Trustor, with respect to (i) insurance policies relating to all or any part of the Property, (ii) utility service for all or any part of the Property, (iii) cleaning, maintenance, repair, or similar services for all or any part of the Property, (iv) refuse removal or sewer service for all or any part of the Property, (v) rental of equipment, if any, used in the operation, maintenance or repair by or on behalf of Trustor of all or any part of the Property and (vi) parking or similar services or rights afforded to all or any part of the Property.

                             GRANTING CLAUSE ELEVEN
                              [WATER RIGHTS, ETC.]

        TOGETHER WITH all water rights, water stock, water permits and other rights to the use of water that are now or that may be hereinafter used in connection with the said Property, or any part thereof, or any improvements or appurtenances thereto.

                             GRANTING CLAUSE TWELVE
                                [MINERALS, ETC.]

        TOGETHER WITH all oil and gas and other mineral rights, if any, in or pertaining to the Land and all royalty, leasehold and other rights of Trustor pertaining thereto.

                            GRANTING CLAUSE THIRTEEN
                               [ACCESSIONS, ETC.]

        TOGETHER WITH all extensions, improvements, betterments, renewals, substitutes for and replacements of, and all additions, accessions, and appurtenances to, any of the foregoing that Trustor may subsequently acquire, and all conversions of any of the foregoing; Trustor agrees that all property hereafter acquired by Trustor and required by the Loan Agreement, this Deed of Trust or any other Loan Document to be subject to the lien and security interests created by this Deed of Trust shall forthwith upon the acquisition thereof by Trustor be subject to the lien and security interests of this Deed of Trust as if such property were now owned by Trustor and were specifically described in this Deed of Trust and granted hereby or pursuant hereto, and the Beneficiary is hereby authorized to receive any and all such property as and for additional security for the Guarantied Obligations.

        The entire estate, property and interest hereby conveyed to Trustee may hereafter be referred to as the "Trust Estate."

        FOR THE PURPOSE OF SECURING:

        A. the Guarantied Obligations (as defined in the Guaranty);

        B. the due and punctual payment and performance of any and all present and future obligations and liabilities of Trustor of every type or description to Beneficiary, arising under or in connection with this Deed of Trust or any other Loan Document including for reimbursement of amounts permitted to be advanced or expended by Beneficiary (i) to satisfy amounts required to be paid by Trustor under this Deed of Trust or any other Loan Document together with interest thereon to the extent provided, or (ii) to protect the Trust Estate, together with interest thereon to the extent provided; and

        C. all future advances pursuant to the Indenture or any other of the Loan Documents, as future advances is defined by Nevada Revised Statutes ("NRS") 106.320;

in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding (all obligations and liabilities described herein, including, without limitation, the Guarantied Obligations, are collectively referred to herein as the "Secured Obligations").

        To protect the security of its Deed of Trust, Trustor hereby covenants and agrees as follows:

                                   ARTICLE 1.
                         DEFINITIONS AND RELATED MATTERS

          Certain Defined Terms As used herein, the following terms shall have the following meanings:

        "Accounts" shall have the meaning set forth in 9.1.2 hereof.

        "Applicable Gaming Laws" has the meaning set forth in Recital D above.

        "Applicable Laws" has the meaning set forth in Section 3.7 hereof.

        "Beneficiary" has the meaning set forth in the Preamble.

        "Casino" means a gaming establishment owned, directly or indirectly, by Trustor and any hotel, building, restaurant, theater, amusement park, other entertainment facility, parking facilities, retail shops, land, equipment and other property asset directly ancillary thereto and used or to be used in connection therewith.

        "Casino License" means any material license, franchise or other approval or authorization required to own, lease or operate a Casino, or otherwise conduct gaming in any jurisdiction in which Trustor conducts, or proposes in good faith to conduct, gaming business, including any applicable liquor license.

        "Chattel Paper" has the meaning set forth in Section 9. 1. 1.

        "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

        "Documents" has the meaning set forth in Section 9.1.9.

        "Environmental Damages" means all claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs and expenses of investigation and defense of any claim, whether or not such is ultimately defeated, and of any settlement or judgment, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including, without limitation, reasonable attorneys fees, charges and disbursements (including, without limitation, costs of appeal), and consultants fees, any of which are actually incurred at any time as a result of the existence or alleged existence of Hazardous Materials upon, about or beneath the Property or migrating or threatening to migrate to or from the Property, or the existence or alleged existence of a violation of Environmental Requirements pertaining to the Property regardless of whether the existence of such Hazardous Materials or the violation of Environmental Requirements arose prior to the present ownership or operation of the Property, and including, without limitation:

               (i) damages for personal injury, or injury to property or natural resources occurring upon or off of the Property, foreseeable or unforeseeable, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding of any improvements on real property, interest and penalties including, but not limited to, claims brought by or on behalf of employees of Trustor, with respect to which Trustor waives, for the benefit of Beneficiary only, any immunity to which it may be entitled under any industrial or workers compensation laws;

               (ii) reasonable fees actually incurred for the services of attorneys, consultants, contractors, experts, laboratories and all other costs incurred in connection with the investigation or remediation of such Hazardous Materials or violation of Environmental Requirements including, but not limited to, the preparation of any feasibility studies or reports or the performance of any cleanup, remedial, removal, abatement containment, closure, restoration or monitoring work required by any federal, state or local governmental agency or political subdivision, or reasonably necessary to make full economic use of the Property or any other property or otherwise expended in connection with such conditions, and including, without limitation, any reasonable attorneys fees, charges and disbursements (including, without limitation, costs of appeal) actually incurred in enforcing this Deed of Trust or collecting any sums due hereunder; and

               (iii) liability to any Person to indemnify such Person for actual costs incurred in good faith in connection with the items referenced in subparagraphs (i) and (ii) hereof

        "Environmental Requirements" means the common law and all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises and similar items, of all a governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial and administrative and regulatory decrees, injunctions, judgments and orders relating to the environment, including, without limitation:

               (i) all requirements, including, but not limited to, those relating or pertaining to (A) reporting, licensing, permitting, investigation and remediation of emissions, discharges, releases or threatened releases of Hazardous Materials or other chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature, into the environment (including, without limitation, ambient air, surface water, groundwater or land surface or subsurface strata), (B) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of chemical substances, materials or wastes, whether solid, liquid or gaseous in nature, including without limitation, Hazardous Materials or (C) underground storage tanks and related piping, and emissions, discharges, releases or threatened releases of Hazardous Materials or other chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature therefrom; and

               (ii) all other requirements pertaining to the protection of the health and safety of employees or the public with respect to Hazardous Materials.

        "Equipment" has the meaning set forth in Section 9.1.7.

        "Excluded Assets" has the meaning set forth in the Loan Agreement.

        "Fixtures" has the meaning set forth in Section 9.1.7.

        "Gaming Authority" has the meaning set forth in Recital D above.

        "Gaming Equipment" means all equipment and supplies used in the operation of a casino, including, without limitation, slot machines, gaming tables, cards, dice, gaming chips, player tracking systems, and all other gaming devices (as defined in NRS 463.0155), cashless wagering systems (as defined in NRS 463.014) and associated equipment (as defined in NRS 463.0136).

        "General Intangibles" has the meaning set forth in Section 9.1.10.

        "Ground Lease" shall have the meaning set forth in Granting Clause One above.

        "Guarantied Obligations" has the meaning ascribed to such term in the Guaranty.

        "Guaranty" means that certain Guaranty, dated as of even date herewith, made by each of the Guarantors in favor of Beneficiary.

        "Hazardous Materials" means any chemical, material or substance:

               (i) the presence of which requires investigation or remediation under any federal, state or local law, statute, code, regulation, ordinance, order, action or policy; or

               (ii) which is or becomes defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," extremely hazardous waste," "restricted hazardous waste" or "toxic substances" or words of similar import under any applicable local, state or federal law or under regulations adopted or publications promulgated pursuant thereto, including, but not limited to, any such laws or regulations promulgated by governmental authorities of the State of Nevada; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq.; the Hazardous Materials Transportation Act as amended, 49 U.S.C.
Section 1801, et seq., the Resource Conservation and Recovery Act as amended, 42 U.S.C. Section 6901, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251, et seq.; or any substance defined as a "hazardous substance," "hazardous waste," "hazardous substance," "highly hazardous substance," "hazardous material" or words of similar meaning as referred to in Nevada Revised Statutes ("NRS") Chapters 459, 444, 445A, 445B, 590, NRS Sections 618.750-618.850, inclusive, NRS Section 477.045, and the

Uniform Fire Code (1988 edition), as now existing and as hereafter amended, and any administrative regulations adopted pursuant thereto;

               (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or a becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, any state of the United States, or any political subdivision thereof ("governmental authority"); or

               (iv) the presence of which on the Property causes or threatens to pose a hazard to the Property or to the health or safety of Persons on or about the Property; or

               (v) without limitation, which contains gasoline, crude oil, diesel fuel or other petroleum hydrocarbons in violation of applicable Environmental Requirements; or

               (vi) without limitation, which contains "PCBs" (as hereinafter defined) or asbestos or urea formaldehyde foam insulation or radon gas.

        "Impositions" means any and all (i) real estate and personal property taxes and other taxes and assessments, water and sewer rates and charges levied or assessed upon or with respect to the Property, and any and all other governmental charges (including any penalties and other charges imposed by any Gaming Authority) and any interest or costs or penalties with respect thereto, in each case whether general, special, ordinary or extraordinary, foreseen or unforeseen, of any kind and nature whatsoever that at any time prior to or after the execution hereof may be assessed, levied, imposed, or become a lien upon the Property or the Rents, but excluding taxes on Trustor's income or operating revenues; (ii) charges for any easement or agreement maintained for the benefit of the Property and (iii) other charges, expenses, payments or assessments of any nature, if any, which are or may be assessed, levied, imposed or become a lien upon the Property or the Rents, including mechanics and other Permitted Liens.

        "Impound Account" means the account that Trustor may be required to maintain pursuant to Section 4.6.2 of this Deed of Trust for the deposit of amounts required to pay Impositions and insurance premiums.

        "Improvements" has the meaning set forth in Granting Clause Two.

        "Indemnitees" has the meaning set forth in Section 11.2.7.

        "Intangible Property" means any and all intangible personal property, including, without limitation, (a) the rights to use all names and all derivations thereof now or hereafter used by Trustor in connection with the Land, or the Improvements, including, without limitation, the name "Fitzgeralds Reno, Inc." and any variations thereof, together with the goodwill associated therewith, and all names, logos, and designs used by Trustor, or in connection with the Land or the Improvements or in which Trustor has rights, with the exclusive right to use such names, logos and designs wherever they are now or hereafter used in connection with the Land or the Improvements, and any and all other trade names, trademarks or service marks, whether or not registered, now or hereafter used in the operation of the Land or the Improvements, including, without limitation, any interest as a licensee or franchisee, and, in each case, together with the goodwill associated therewith; (b) maps, plans, specifications, surveys, studies, tests, reports, data and drawings relating to the development of the Land or the Improvements and the construction of the Improvements, including, without limitation, all marketing plans, feasibility studies, soils tests, design contracts and all contracts and agreements of Trustor relating thereto and all architectural, structural, mechanical and engineering plans and specifications, studies, data and drawings prepared for or relating to the development of the Land or the Property or the construction, renovation or restoration of any of the Improvements or the extraction of minerals, sand, gravel or other valuable substances from the Land; (c) any and all books, records, customer lists (including lists or information derived from or related to the Player Tracking System described within the definition of "Tangible Property"), concession agreements, supply or service contracts, licenses, permits, governmental approvals (to the extent such licenses, permits and approvals may be pledged under applicable law), signs, goodwill, casino and hotel credit and charge records, supplier lists, checking accounts, safe deposit boxes (excluding the contents of such deposit boxes owned by Persons other than Trustor), cash, instruments, Chattel Papers, documents, unearned premiums, deposits, refunds, including but not limited to income tax refunds, prepaid expenses, rebates, tax and insurance escrow and impound accounts, if any, actions and rights in action, and all other claims, and all other contract rights and general intangibles resulting from or used in connection with the operation of the Trust Estate and in which Trustor now or hereafter has rights; (d) all of Trustor's documents, instruments, contract rights, and general intangibles including, without limitation, all insurance policies, permits, licenses, franchises and agreements required for the use, occupancy or operation of the Land, or any of the Improvements (to the extent such licenses, permits and approvals are not prohibited from being pledged under applicable law); (e) general intangibles, vacation license resort agreements or other time share license or right to use agreements with respect to the Land, the Improvements and/or the business being conducted thereon, including, without limitation, all rents, issues, profits, income and maintenance fees resulting therefrom; whether any of the foregoing is now owned or hereafter acquired and (f) any and all licenses, permits, variances, special permits, franchises, certificates, rulings, certifications, validations, exemptions, filings, registrations, authorizations, consents, approvals, waivers, orders, rights and agreements (including options, option rights and contract rights) now or hereafter obtained by Trustor from any governmental authority having or claiming jurisdiction over the Land, the Tangible Property, the Property or any other element of the Trust Estate or providing access thereto, or the operation of any business on, at, or from the Land, including, without limitation, any Casino Licenses.

        "Intellectual Property Collateral" shall have the meaning set forth in
Section 9.1.15.

        "Inventory" has the meaning set forth in Section 9.1.6.

        "Negotiable Collateral" means all of the Trustor's present and future letters of credit, notes, drafts, instruments, Investment Property, documents, personal property leases (wherein Trustor is the lessor), chattel paper, and books and records relating to any of the foregoing.

        "Land" has the meaning set forth in Granting Clause One.

        "Leases" means any and all leases, subleases, lettings, licenses, concessions, operating agreements, management agreements and all other agreements affecting or covering the Property or any portion thereof now or hereafter existing or entered into, together with all amendments, extensions and renewals of any of the foregoing.

        "Loan Documents" has the meaning set forth in the Loan Agreement.

        "NRS" means the Nevada Revised Statutes.

        "PCBs" means polychlorinated biphenyls.

        "Personalty" means the Intangible Property and the Tangible Property.

        "Proceeds" has the meaning set forth in Section 9.1.22.

        "Property" has the meaning set forth in Granting Clause Two.

        "Public Waters" means any river, lake, stream, sea, ocean, gulf, bay or other public body of water.

        "Receiver" means any trustee, receiver, custodian, fiscal agent, liquidator or similar officer.

        "Rents" has the meaning set forth in Granting Clause Three.

        "Tangible Property" means any and all tangible personal property, including, without limitation, all goods, equipment, supplies, building and other materials of every nature whatsoever and all other tangible personal property constituting a part or portion of the Property and/or used in the operation of any hotel, casino, restaurant store, parking facility, special events arena, theme park, and any other commercial operations on the Property, including but not limited to Inventory, communication systems, visual and electronic surveillance systems and transportation systems and not constituting a part of the real property subject to the real property lien of this Deed of Trust and including all property and materials stored on all or any portion of the Property in which Trustor has an interest and all tools, utensils, food and beverage, liquor, uniforms, linens, housekeeping and maintenance supplies, vehicles, fuel, advertising and promotional material, blueprints, surveys, plans and other documents relating to the Land or the Improvements, and all construction materials and all Fixtures, including, but not limited to, all gaming equipment and devices which are used in connection with the operation of the Property and those items of Fixtures which are purchased or leased by Trustor, machinery and any other item of personal property in which Trustor now or hereafter owns or acquires an interest or right, and which are used or useful in the construction, operation, use and occupancy of the Property; to the extent permitted by the applicable contract or applicable law, all financial equipment computer equipment, player tracking systems (including all computer hardware, operating software programs and all right, title and interest in and to any applicable license therefor and all equipment included within the definition of "associated equipment" under NRS 463.0136), calculators, adding machines, video game and slot machines, and any other electronic equipment of every nature used or located on any part of the Property, and all present and future right, title and interest of Trustor in and to any casino operator's agreement, license agreement or sublease agreement used in connection with the Property.

        "Title Policy" means the title insurance policy or policies in favor of Beneficiary insuring the lien of this Deed of Trust.

        "Trademarks" means trademarks, servicemarks and trade names (including without limitation, the trademarks listed on Schedule A to the Trademark Security Agreement, all registrations and applications to register such trademarks, servicemarks and trade names and all renewals thereof, and the goodwill of the business associated with or relating to such trademarks, servicemarks and trade names, including without limitation any and all licenses and rights granted to use any trademark, serviceman or trade name owned by any other Person.

        "Trust Estate" has the meaning set forth hereinabove.

        "UCC" means the Uniform Commercial Code (as amended from time to time) as adopted by the State of California.

Section 1.2 Related Matters


                1.2.1 Terms Used in the UCC. Unless the context clearly otherwise requires, all lower case terms used in Section 9 of this Deed of Trust and not otherwise defined herein that are used or defined in Article 9 (or any equivalent subpart) of the UCC have the same meanings herein.

                1.2.2 Construction. Unless the context of this Deed of Trust clearly requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, and "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder" and similar terms in this Deed of Trust refer to this Deed of Trust as a whole (including the Preamble, the Recitals and all Schedules and Exhibits, but subject to
Section 1.2.5) and not to any particular provision of this Deed of Trust. Article, section, subsection, exhibit, recital, preamble and schedule references in this Deed of Trust are to this Deed of Trust unless otherwise specified. References in this Deed of Trust to any agreement, other document or law "as amended" or "as may be amended from time to time," or to amendments of any document or law, shall include any amendments, supplements, replacements, renewals or other modifications.

                1.2.3 Determinations. Any determination or calculation contemplated by this Deed of Trust that is made by Beneficiary shall be final and conclusive and binding upon the Trustor and Fitzgeralds in the absence of manifest error. References in this Deed of Trust to "determination" by Beneficiary include good faith estimates (in the case of quantitative determinations) and good faith beliefs (in the case of qualitative determinations). All references herein to "discretion" of Beneficiary (or terms of similar import) shall mean "absolute and sole discretion." All consents and other actions of Beneficiary contemplated by this Deed of Trust may be given, taken, withheld or not taken in Beneficiary's discretion (whether or not so expressed), except as otherwise expressly provided herein. No approval or consent of Beneficiary shall be effective unless the express written approval or consent of Beneficiary is received by Trustor.

                1.2.4 Governing Law. This Deed of Trust shall be governed by, and construed in accordance with, the laws (other than the rules regarding conflicts of laws) of the State of California, except the provisions hereof relating to the creation, perfection and enforcement of the lien and security interest in that portion of the Trust Estate which is real property or fixtures which shall be governed by the laws of the State of Nevada. Notwithstanding anything to the contrary set forth in this Section 1.24, this Deed of Trust is subject to the Applicable Gaming Laws of the State of Nevada. Beneficiary and Trustee each agrees to cooperate with the Gaming Authorities of the State of Nevada in connection with the administration of their regulatory jurisdiction over Trustor, including the provision of such documents or other information as may be requested by the Gaming Authorities of the State of Nevada relating to Trustor or to the Loan Documents.

                1.2.5 Headings. The Article and Section headings used in this Deed of Trust are for convenience of reference only and shall not affect the construction hereof.

                1.2.6 Severability. If any provision of this Deed of Trust or any lien or other right hereunder shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision, lien or other right shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions herein or any other lien or right granted hereby or the validity, legality or enforceability of such provision, lien or right in any other jurisdiction.

                1.2.7 Exhibits and Schedules. All of the appendices, exhibits and schedules attached to this Deed of Trust shall be deemed incorporated herein by reference.

                                   ARTICLE 2.
                                   [RESERVED]

                                   ARTICLE 3.
                         REPRESENTATIONS AND WARRANTIES

        Trustor hereby represents and warrants to Beneficiary and Trustee that:

                Section 3.1 Corporate Existence. Trustor (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, and (b) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged or presently proposes to engage, (c) is duly qualified and is authorized to do business and is in good standing as a foreign corporation in every jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified; and (d) the principal place of business (as defined in the UCC) of Trustor is in Nevada.

                Section 3.2 Authorization; Approvals. The execution, delivery and performance by Trustor of this Deed of Trust are within Trustor's corporate powers and authority, have been duly authorized by all necessary corporate action, and do not contravene (a) Trustor's charter or by-laws or (b) any law or any contractual restriction binding on or affecting Trustor or the Property. All authorizations or approvals or other actions by, or notice to or filing with, any governmental authority required for the due execution, delivery and performance by Trustor of this Deed of Trust have been duly obtained and are in full force and effect.

                Section 3.3 Enforceability. This Deed of Trust has been duly executed and delivered by Trustor and is the legal, valid and binding obligation of Trustor, enforceable against Trustor in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors rights generally and general principles of equity.

                Section 3.4 Validity and Perfection of Security Interests. The liens and security interests in the Trust Estate created in accordance with the terms hereof constitute valid security interests, and, (a) upon recordation of this Deed of Trust in the appropriate office in Washoe County, Nevada, (b) upon the filing of financing statements naming Trustor as "Debtor" and Beneficiary as "Secured Party" and describing the Trust Estate in the filing offices of the Secretary of State of Nevada and in the real estate records of Washoe County, Nevada, (c) upon the delivery of any instruments and Chattel Paper which are included in the Trust Estate to Beneficiary, (d) to the extent subject to U.S. federal law and not Article 9 of the UCC, upon recordation of the security interests granted in patents, if any, Trademarks (as defined in the Trademark Security Agreement) and Copyrights (as defined in the Copyright Security Agreement) in the U.S. Patent and Trademark Office and the U.S. Copyright Office, as applicable, along with the registration of all U.S. Copyrights in the U.S. Copyright Office and, to the extent governed by foreign law, the taking of all steps necessary under applicable foreign law to perfect or record the security interest in all foreign Intellectual Property Collateral applications and registrations and (e) to the extent ownership of Collateral is represented by a certificate, a notation on the certificate of the lien granted hereby, the security interests granted to Beneficiary hereunder will constitute perfected security interests therein superior and prior to all liens, rights or claims of all other Persons other than Permitted Liens.

                Section 3.5 Title to and Right to Use Assets. Trustor has good and marketable fee simple title in the Land and is the legal and beneficial owner of the remainder of the Trust Estate (and as to the Trust Estate whether now existing or hereafter acquired, Trustor will continue to own each item thereof), free and clear of all liens except Permitted Liens. Trustor has the right to hold, occupy and enjoy its interest in the Trust Estate subject to the terms of the Casino Licenses and subject to the Permitted Liens, and has valid right, full power and legal authority, subject to Applicable Gaming Laws, to mortgage and pledge the same as provided herein, and Trustor shall defend the Trust Estate against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to Beneficiary (except for Permitted Liens) and Beneficiary may, subject to Applicable Gaming Laws, at all times peaceably and quietly enter upon, hold, occupy and enjoy the entire Trust Estate in accordance with the terms hereof.

                Section 3.6 Non-Contravention. Neither the execution, delivery or performance of this Deed of Trust by the Trustor nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof (i) violate the terms of or constitute a default under any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which the Trustor is a party or by which it or any of its property or assets is bound or to which it may be subject, (ii) conflict with any law, order, rule or regulation applicable to the Trustor of any court or any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Trustor or the Trust Estate, or (iii) result in or require the creation or imposition of (or the obligation to create or impose) any lien (other than the lien contemplated hereby or by any other Loan Document), upon or with respect to any of the property or assets now owned or hereafter acquired by Trustor.

                Section 3.7 Contracts. Each material contract which is part of the Trust Estate (each, a "Contract"), (i) is the genuine, legal, valid, and binding obligation of Trustor, (ii) is enforceable against Trustor in accordance with its terms, (iii) is in full force and effect and is, to Trustor's knowledge, not subject to any setoffs, defenses, overdue taxes, counterclaims or other claims, nor have any of the foregoing been asserted or alleged as to any Contract, and (iv) is, in all material respects, in compliance with all applicable laws, whether federal, state, local or foreign ("Applicable Laws"). Neither Trustor nor, to the best knowledge of Trustor, any other party to any Contract is in default in the performance or observance of any of the terms thereof. No party to any Contract is the United States government or an instrumentality thereof.

                Section 3.8 Leases. Trustor has delivered to Beneficiary true, correct and complete copies of all Leases and the Ground Lease, including all amendments thereof and modifications thereto. Each Lease and each Ground Lease
(i) is the genuine, legal, valid and binding obligation of Trustor, (ii) is enforceable against Trustor and, to the best of Trustor's knowledge, the other party thereto, in accordance with its terms, (iii) is in full force and effect and is not subject to any setoffs, defenses, taxes, counterclaims or other claims, nor have any of the foregoing been asserted or alleged as to any Lease, and (iv) is in compliance with all applicable laws, whether federal, state, local or foreign.

                Section 3.9 No Other Property. The Trust Estate constitutes all of the property (whether owned, leased or otherwise) currently used by Trustor in connection with the operation of the Fitzgeralds Reno Casino, other than Exluded Assets.

                Section 3.10 Compliance with Laws. To the best knowledge of Trustor, except as otherwise disclosed in writing to Beneficiary, the Trust Estate and the proposed and actual use thereof comply in all material respects with all Applicable Laws, and there is no proceeding pending or, to the best knowledge of Trustor, threatened before any court, quasi-judicial body, governmental authority or administrative agency relating to the validity of the Loan Documents or the proposed or actual use of the Trust Estate.

                Section 3.11 Property Use; Mechanics Liens. The Property is not used principally or primarily for agricultural or grazing purposes. All costs for labor and material for the removal, construction and renovation of the Improvements (including, without limitation, any additions and alterations thereto) have been paid in full or will be paid in accordance with Section 4.15 hereof.

                Section 3.12 Condemnation. There are no pending or, to the best knowledge of Trustor, threatened condemnation or eminent domain proceedings against the Trust Estate or any part thereof.

                Section 3.13 Litigation. Except as disclosed in writing to Beneficiary on the date hereof, there are no pending or, to the best knowledge of Trustor, threatened, actions, claims, proceedings, investigations, suits or proceedings before any court, governmental agency or arbitrator.

                Section 3.14 Construction of Improvements. All Improvements have been and will be constructed in all material respects in accordance with Applicable Laws and all requirements of governmental authorities and governmental approvals. To the best knowledge of Trustor, the Improvements are free from latent and patent defects, and do not require any material repairs, reconstruction or replacement on the date hereof (except for any material repairs, reconstruction or replacement that do not have a material adverse effect on the value of the Improvements and do not materially and adversely affect Trustor's use and operation of the Improvements).

                                   ARTICLE 4.
                              AFFIRMATIVE COVENANTS

        Trustor hereby covenants to and agrees with Beneficiary as follows:

                Section 4.1 Secured Obligations of Trustor. Trustor will perform, observe and comply with its Secured Obligations arising under this Deed of Trust and shall continue to be liable for the performance of its Secured Obligations arising under this Deed of Trust until discharged in full, notwithstanding any actions of partial foreclosure that may be brought hereunder to recover any amount or amounts expended by Beneficiary on behalf of Trustor in order to cure any of Trustor's defaults or to satisfy any of Trustor's obligations or covenants under any agreement relating to the Trust Estate and to which Trustor is a party or by which the Trust Estate is bound.

                Section 4.2 Compliance with Law: Maintenance of Approvals. Except as expressly permitted by the Loan Agreement, Trustor shall (i) comply with all requirements of law applicable to the ownership, operation, use and occupancy of all or any portion of the Trust Estate, whether or not such compliance requires work or remedial measures that are ordinary or extraordinary, foreseen or unforeseen, or structural or nonstructural, and (ii) maintain in full force and effect all authorizations, approvals or other actions, including, without limitation, Casino Licenses and liquor licenses and permits, which are necessary or desirable for the performance of Trustor's obligations pursuant to this Deed of Trust or for the business conducted by Trustor on the Property.

                Section 4.3 Other Reports. Trustor shall provide from time to time such additional information regarding Trustor or the Trust Estate as are required under the Loan Agreement or as Beneficiary may reasonably request.

                Section 4.4 Insurance. Trustor, at its sole cost and expense, will provide, maintain and keep in force the insurance required by Section 6.10 of the Loan Agreement ("Insurance Policies").

                Section 4.5 Waste and Repair. Except as may be expressly permitted by the Loan Agreement, Trustor shall at all times cause the Trust Estate to be maintained in normal working order and condition (reasonable wear and tear excepted). Trustor shall not suffer any waste of the Property or do or permit to be done thereon anything not otherwise permitted in the Loan Agreement that may in any way impair the security of this Deed of Trust. Trustor shall not abandon the Property nor leave the Property unprotected or deserted.

        Section 4.6 Impositions; Impounds; Taxes, Capital Costs.

                Section 4.6.1 Impositions Affecting the Property. Trustor shall pay when due all Impositions (or currently payable installments thereof) that are or that may become a lien on the Property or are assessed against the Property or the Rents; provided, however, that Trustor may, at its expense, contest the amount or validity or application of any such Impositions by appropriate legal proceedings promptly initiated and conducted in good faith and with due diligence; provided, that (i) neither the Property nor any substantial part thereof will be in danger of being sold, forfeited, terminated, canceled, or lost as a result of such contest, and (ii) except in the case of a lien junior to the lien of this Deed of Trust, Trustor shall have posted such bond or furnished such other security as may be required by law to release such lien.

                4.6.2 Impounds; Impound Account. Upon the occurrence and during the continuance of an Event of Default and at the request of Beneficiary, Trustor will pay to Beneficiary monthly an amount equal to one-twelfth (1/12th) of the annual cost (or such greater amount as may be reasonably necessary for Beneficiary to have on hand sufficient funds to pay the next installment prior to delinquency) of Impositions on the Property (but only those Impositions defined in clause (i) of the definition of "Impositions"), together with an amount equal to the estimated next hazard and other required insurance premiums in order to accumulate with Beneficiary sufficient funds to pay such Impositions and premiums at least 30 days prior to their respective due dates. Such funds shall be held by Beneficiary on a commingled basis and shall not bear interest. Said accumulated funds shall be paid and applied by Beneficiary with respect to such Impositions and insurance premiums as and when due.



                Section 4.7 Further Assurances. Trustor shall, at its own expense, perform such acts as may be necessary, or that Beneficiary may request at any time, to execute, acknowledge and deliver all such additional papers and instruments (including, without limitation, a declaration of no setoff) and all such further assurances of title and will do or cause to be done all further acts and things as may be proper or reasonably necessary to carry out the purpose hereof and to subject to the liens hereof any property intended by the terms hereof to be covered thereby and any renewals, additions, substitutions, replacements or betterments thereto.

        Section 4.8 Reimbursement: Waiver of Offsets.

                4.8.1 In the event any tax, stamp tax, assessment water rate, sewer rate, insurance premium, repair, rent charge, debt, claim, inspection, Imposition or lien having priority over the lien of this Deed of Trust or in the event any other amount required to be paid by Trustor hereunder shall remain unpaid and Trustor is not contesting such amount pursuant to the terms hereof or the Loan Agreement, Beneficiary shall have the right to pay such amount and shall have the right to declare immediately due and payable any such amount so paid. Any amount so paid by Beneficiary shall bear interest at the default interest rate specified in Section 2.6(c) of the Loan Agreement ("Default Rate") from the date of payment by Beneficiary, shall constitute an additional Secured Obligation secured hereby, prior to any right, title or interest in or claim upon the Trust Estate attaching or accruing subsequent to the lien of this Deed of Trust, shall be secured by this Deed of Trust and shall be payable by Trustor to Beneficiary within thirty (30) days after receipt by Trustor of written demand.

                4.8.2 Except as otherwise provided herein, in the Loan Agreement or in the other Loan Documents, all sums payable by Trustor hereunder or under the other Loan Documents shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Trustor hereunder shall in no way be released, discharged or otherwise affected by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Trust Estate or any part thereof, (ii) any restriction or prevention of or interference with any use of the

Trust Estate or any part thereof, (iii) any title defect or encumbrance or any eviction from the Property or the Improvements or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Beneficiary, or any action taken with respect to this Deed of Trust by any trustee or receiver of Beneficiary, or by any court, in any such proceeding; (v) any claim which Trustor has or might have against Beneficiary;
(vi) any default or failure on the part of Beneficiary to perform or comply with any of the terms hereof or of any other agreement with Trustor or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not Trustor shall have notice or knowledge of any of the foregoing. Trustor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Trustor.

        Section 4.9 Litigation. Trustor will, promptly upon obtaining actual knowledge thereof, give notice in writing to Beneficiary of any litigation commenced that is likely to have a material adverse effect on the Property or the liens created hereby other than unlawful detainer proceedings brought by Trustor.

        Section 4.10 Certain Reports. Trustor will, promptly and in any event within fifteen days after actual receipt by Trustor thereof, deliver to Beneficiary a copy of any written notice or citation concerning any actual, alleged or suspected violation of Environmental Requirements or liability of Trustor for Environmental Damages in connection with the Property or past or present activities of any Person thereon.

        Section 4.11 Tax Receipts. Subject to the provisions of Section 4.6.1 hereof, Trustor shall provide to Beneficiary, within 30 days after demand made therefor, bills (which shall be receipted from and after the date receipted bills are obtainable) showing the payment to the extent then due of all taxes, assessments (including those payable in periodic installments), water rates, sewer rates, and/or any other Imposition that have become a lien (other than an inchoate lien) upon the Trust Estate.

        Section 4.12 FIRPTA Affidavit. Trustor hereby represents and warrants to Beneficiary under penalty of perjury:

                (i) Trustor's U.S. Taxpayer Identification Number is 88-0203246;

                (ii) Trustor's business address is set forth in the preamble hereto; and

                (iii) Trustor is not a "foreign person" within the meaning of Sections 1445 and 7701 of the Code (i.e., Trustor is not a nonresident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and regulations promulgated thereunder).

               Trustor agrees to indemnify, defend, protect and hold Beneficiary and Beneficiary's agents harmless of, from and against any and all loss, liability, costs, damages, claims or causes of action including reasonable attorneys fees, costs and expenses which may be actually incurred by Beneficiary or Beneficiary's agents by reason of any failure of any representation or warranty made by Trustor in this Section 4.12 to be true and correct in all respects, including, but not limited to, any liability for failure to withhold any amount required under Code
        Section 1445 in the event of foreclosure or other transfer of the Property.

        Section 4.13 Preservation of Contractual Rights. Except as otherwise expressly permitted by the Loan Agreement, Trustor shall, prior to delinquency, default or forfeiture, perform all obligations and satisfy all material conditions required on its part to be satisfied to preserve its rights and privileges under any contract, lease, license, permit or other authorization (a) under which it holds any Tangible Property, or (b) which constitutes part of the Intangible Property.

        Section 4.14 Tax Service Contract. At any time after the occurrence of an Event of Default (whether or not such Event of Default is cured), at the request of Beneficiary and at Trustor's and/or its permitted successor's sole expense, Beneficiary shall be furnished a tax service contract in form satisfactory to Beneficiary issued by a tax reporting agency satisfactory to Beneficiary, which contract shall remain in force until indefeasible discharge in full of the Secured Obligations.

        Section 4.15 Liens. Trustor shall pay and promptly discharge, at Trustor's cost and expense, all liens upon the Trust Estate, or any part thereof or interest therein other than the Permitted Liens. Trustor shall have the right to contest in good faith the validity of any such lien, provided Trustor shall first post such bond or furnish such other security as may be required by law to release such lien, and provided however that Trustor shall thereafter diligently proceed to cause such lien to be removed and discharged. If Trustor shall fail to discharge any such lien, then, in addition to any other right or remedy of Beneficiary, Beneficiary may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien by depositing in court a bond for the amount claimed or otherwise giving security for such lien, or in such manner as is or may be prescribed by law. Any amount so paid by Beneficiary shall bear interest at the Default Rate from the date of payment by Beneficiary, shall constitute an additional Secured Obligation secured hereby, prior to any right, title or interest in or claim upon the Trust Estate attaching or accruing subsequent to the lien of this Deed of Trust shall be secured by this Deed of Trust and shall be payable by Trustor to Beneficiary upon demand.

        Section 4.16 Inspection. Trustor shall permit Beneficiary, upon 24 hours prior notice, to enter upon and inspect during normal business hours, the Property and the construction and operation thereof, for such purposes reasonably deemed necessary by Beneficiary, it being agreed by Trustor that Beneficiary's good faith belief of the existence of a past or present release or threatened release of any Hazardous Material into, onto, beneath or from the Property shall be conclusively deemed reasonable; provided, however, that no such prior notice shall be necessary and such inspection may occur at any time if (i) Beneficiary reasonably believes that an emergency exists or is imminent or (ii) the giving or delivery of such notice is prohibited or stayed by Applicable Laws.

                                   ARTICLE 5.
                              LEASEHOLD PROVISIONS

        Section 5.1 Deed of Trust Subject to Ground Lease. This Deed of Trust is made subject to whatever rights and interest the Lessor(s) may have under each lease defined herein as one of the Ground Lease and the covenants, conditions and restrictions set forth therein. This Deed of Trust shall not be construed so as to constitute a default under any Ground Lease pursuant to Applicable Law or the terms of such Ground Lease, and this Deed of Trust and the lien created hereby shall be of no further force and effect if deemed by a court of competent jurisdiction to violate the terms of such Ground Lease or Applicable Law.

        Section 5.2 Certain Covenants. Trustor covenants and agrees as follows:

                5.2.1 Trustor shall keep and perform, in all material respects, the covenants, agreements and obligations of the lessee set forth in the Ground Lease, and not to commit, suffer or permit any material breach thereof. If Trustor shall default under any of the Ground Lease, Beneficiary shall have the right, but not the obligation, to take any action necessary or desirable to cure any default by Trustor in the performance of any of the terms, covenants and conditions of the Ground Lease, Beneficiary being authorized to enter upon the leased premises for such purposes. Any default by the Trustor as lessee under any of the leases defined herein as the "Ground Lease" or breach of an obligation thereunder shall be a default hereunder, provided that such shall not constitute a default hereunder until the expiration of any applicable lessee notice and grace period under the Ground Lease and the failure of Trustor to cure such default or breach under the Ground Lease within such grace period.

                5.2.2 Trustor shall give prompt notice to Beneficiary of the actual receipt by it of written notice of default served on Trustor from the holder of the lessor's interest under the Ground Lease ("Lessor"), and to furnish to Beneficiary all information that it may reasonably request concerning the performance by Trustor of the covenants of the Ground Lease, including, without limitation, evidence of payment of ground rent, taxes, insurance premiums and operating expenses.

                5.2.3 So long as this Deed of Trust is in effect, there shall be no merger of the Ground Lease or any interest therein nor of the leasehold estate created thereby with the fee estate in the land leased thereunder ("Leased Land") or any portion thereof by reason of the fact that the Ground Lease or such interest therein or such leasehold estate may be held directly or indirectly by or for the account of any person who shall hold the fee estate in the Leased Land or any portion thereof or any interest of the Lessor. In case Trustor acquires the fee title or any other estate, title or interest in the Leased Land covered by the Ground Lease, this Deed of Trust shall attach to and cover and be a lien upon the fee title or any other estate, title or interest in the Leased Land covered by the Ground Lease, this Deed of Trust shall attach to and cover and be a lien upon the fee title or such other estate so acquired, and such fee title or other estate shall, without further assignment, mortgage or conveyance, become and be subject to the lien of and covered by this Deed of Trust. Trustor shall notify Beneficiary of any such acquisition by Trustor and, on written request by Beneficiary, shall at its own expense cause to be executed and recorded all such other and further assurances or other instruments in writing as may in the opinion of Beneficiary be required to carry out the intent and meaning hereof.

                5.2.4 Trustor shall not surrender any Ground Lease (except a surrender upon the expiration of the term of the applicable Ground Lease or upon the termination by the Lessor thereunder pursuant to the provisions thereof) to the Lessor thereunder, or any portion thereof or of any interest therein, and no termination of any Ground Lease, by Trustor as lessee thereunder, shall be valid or effective, and the Ground Lease shall not be surrendered or canceled, amended, other than in immaterial respects, or subordinated to any fee mortgage, to any lease, or to any other interest, either orally or in writing, without the prior written consent of Beneficiary so long as this Deed of Trust is in effect. Any attempted surrender, amendment (except in immaterial respects), cancellation or termination of any Ground Lease by Trustor without obtaining the prior written consent of Beneficiary shall be null and void and without force and effect on the Ground Lease, and such attempt shall constitute a default hereunder.

                5.2.5 If and to the extent required by the terms of the Ground Lease, Trustor shall, promptly after the execution and delivery of this Deed of Trust or of any instrument or agreement supplemental thereto, notify such Lessor in writing of the execution and delivery thereof and deliver to each such Lessor a copy of such Deed of Trust, instrument or agreement, as the case may be.

                5.2.6 If any Ground Lease is terminated prior to natural expiration of its term by reason of default of Trustor, and if, pursuant to any provision of the Ground Lease, or otherwise, Beneficiary or its designee shall acquire from the Lessor thereunder a new lease of the Leased Land, or of any part of the Leased Land, Trustor shall have no right, title or interest in or to such new lease or the leasehold estate created thereby.

                5.2.7 Trustor hereby warrants the quiet and peaceful possession of the Property by Trustee for the benefit of Beneficiary after the occurrence of an Event of Default for so long as the Deed of Trust is in effect and further warrants and agrees to defend the leasehold estate created under each Ground Lease for the remainder of the term set forth therein against each and every person claiming the same or any part thereof.

                5.2.8 In the event of the termination, rejection or disaffirmance by the Lessor (or by any receiver, trustee, custodian, or other party that succeeds to the rights of any Lessor, pursuant to any section or chapter of the Bankruptcy Code, or any similar law, whether state, federal or otherwise, relating to insolvency, reorganization or liquidation, or for the relief of debtors (each such law referred to herein as a "Bankruptcy Law" and all such laws collectively referred to herein as "Bankruptcy Laws"), Trustor hereby presently, absolutely, and irrevocably grants and assigns to Beneficiary the sole and exclusive right to make or refrain from making any election available to lessees under any Bankruptcy Law (including, without limitation, the election available pursuant to Section 365(h) of the Bankruptcy Code, 11 U.S.C. Section 365(h), and any successor provision), and Trustor agrees that any such election, if made by Trustor without the prior written consent of Beneficiary (which Beneficiary would not anticipate granting due to the importance of the Ground Lease as security), shall be void and of no force or effect.

                5.2.9 In the event there is a termination, rejection or disaffirmance by any Lessor (or by any receiver, trustee, custodian or other party that succeeds to the rights of any Lessor) as described in Section 5.2.8 above, and Beneficiary elects to have Trustor remain in possession under any legal right, Trustor may have to occupy the premises leased pursuant to any Ground Lease, then (i) Trustor shall remain in such possession and shall perform all facts necessary for Trustor to retain its right to remain in such possession, whether such acts are required under the then existing terms and provisions of the Ground Lease or otherwise, (ii) all of the terms and provisions of this Deed of Trust and the lien created hereby shall remain in full force and effect and shall be extended automatically to such possession, occupancy, and interest of the Trustor, to all rights of Trustor to such possession, occupancy and interest, and to all of Trustor's rights and remedies against the Lessor under the Bankruptcy Laws, and (iii) Trustor hereby agrees with Beneficiary that if Trustor shall seek to offset against the rent reserved in the Ground Lease any damages or other amounts pursuant to any right of offset available to lessees under any Bankruptcy Laws for any damages sustained by reason of the failure by the applicable Lessors to perform their obligations, then not less than thirty (30) days prior to effecting any such offset, Trustor shall give written notice to Beneficiary of the amount of the proposed offset and the basis therefor, and if Beneficiary objects, within thirty (30) days after receipt of such notice, to the offset on the basis that it may constitute a breach of the Ground Lease, then Trustor shall not effect the offset of any amounts so objected to by Beneficiary and Trustor agrees that any such election, if made by Trustor without the prior written consent of Beneficiary, shall be void and of no force or effect.

                5.2.10 Trustor shall use its commercially reasonable efforts (not including the payment of any money or other consideration to any third party) to obtain from time to time, promptly after request by Beneficiary, from the Lessor and deliver to Beneficiary, at no cost to Beneficiary, a Lessor's estoppel certificate thereunder in such form as may reasonably be requested by Beneficiary. Notwithstanding the foregoing, Trustor's failure to obtain an estoppel certificate from any Lessor shall not be deemed an Event of Default hereunder provided Trustor has used its commercially reasonable efforts (as modified above).

                5.2.11 If at any time Trustor fails to comply in any material respect with any of Trustor's material obligations under any Ground Lease and the Lessor notifies

Beneficiary thereof, then Beneficiary or Trustee may, but without obligation to do so and after providing reasonable notice to Trustor (provided that no notice shall be required in the event of an emergency or if the Ground Lease is in danger of being terminated) and without releasing Trustor from any obligation hereunder or removing or waiving any default hereunder, perform on behalf of Trustor any such obligations, and any and all costs and expenses (including, without limitation, attorneys fees) incurred by Beneficiary or Trustee in connection therewith shall be repayable upon demand by Trustor, with interest thereon at the Default Rate, and shall be secured hereby; provided that the foregoing shall not be construed to require Beneficiary or Trustee to incur any expense or take any action with respect to Trustor's failure to comply with any of Trustor's obligations under any Ground Lease.

                5.2.12 Trustor, promptly upon receiving written notice of a breach by the Lessor (or by any receiver, trustee, custodian or other party that succeeds the rights of the Lessor) or of any inability of the Lessor to perform the terms and provisions of any Ground Lease (including, without limitation, by reason of a termination, rejection, or disaffirmance by such Lessor pursuant to any Bankruptcy Laws), which would materially impair the value of any Ground Lease, will notify Beneficiary in writing of any such breach or inability. Trustor hereby assigns to Beneficiary the proceeds of any claims that Trustor may have against such Lessor for any such breach or inability by such Lessor. So long as no Event of Default has occurred and is continuing, Trustor shall have the sole right to proceed against such Lessor in Trustor's and Beneficiary's behalf and to receive and retain all proceeds of such claims, except as otherwise provided in the Loan Agreement. During the continuance of an Event of Default, Beneficiary shall have the sole right to proceed against Lessor, and Trustor shall cooperate with Beneficiary in such endeavor. Trustor shall, at its expense, diligently prosecute any such proceedings, shall deliver to Beneficiary copies of all papers served in connection therewith, and shall consult and cooperate with Beneficiary and its attorneys and agents in the carrying on and defense of any such proceedings. 5.2.13 Notwithstanding anything to the contrary in this paragraph, if there is an Event of Default which remains uncured, then Beneficiary shall have the right, but not the obligation, to conduct and control, through counsel of Beneficiary's choosing, all litigation and other proceedings under the Bankruptcy Laws relating to the Lessor, and any expenses incurred by Beneficiary in such litigation and proceedings will be additional indebtedness of Trustor secured by this Deed of Trust, will bear interest at the Default Rate and will be payable by Trustor upon demand. No settlement of any such proceeding shall be made by Trustor without Beneficiary's prior written consent.

                5.2.14 In addition to any and all other assignments contained in this Deed of Trust, Trustor hereby absolutely, presently and unconditionally assigns, transfers and sets over to Beneficiary all of Trustor's claims and rights to the payment of damages, and any other remedies available to Trustor, arising from any rejection of any Ground Lease by the Lessor thereunder pursuant to any Bankruptcy Law. This assignment constitutes a present, absolute, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until all the indebtedness and obligations secured by this Deed of Trust shall have been satisfied and discharged in full.

        Notwithstanding the foregoing, so long as no uncured Event of Default has occurred and is continuing, Trustor shall have an absolute license to assert and settle any and all such claims, and to receive and apply all proceeds thereof as Trustee shall determine in its discretion.

                                   ARTICLE 6.
                               NEGATIVE COVENANTS

        Trustor hereby covenants to and agrees with Beneficiary as follows:

        Section 6.1 Restrictive Uses. Trustor covenants not to suffer any liens against the Trust Estate (other than Permitted Liens).

        Section 6.2 No Cooperative or Condominium. Trustor shall not operate or permit the Property to be operated as a cooperative or condominium building or buildings in which the tenants or occupants participate in the ownership, control or management of the Property or any part thereof, as tenant stockholders or otherwise.

                                   ARTICLE 7.
                           CASUALTIES AND CONDEMNATION

        Section 7.1 Casualties.

                7.1.1 Trustor will notify Beneficiary in writing promptly after loss or damage caused by fire, wind or other casualty to the Property ("Casualty").

                7.1.2 Any and all proceeds from Insurance Policies payable to Beneficiary under the Loan Agreement shall be treated in accordance with Section
6.10 of the Loan Agreement and shall be released to Trustor or applied to the discharge of the Secured Obligations as set forth in the Loan Agreement.

        Section 7.2 Condemnation. Trustor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the entire Property or any material portion thereof, will notify Trustee and Beneficiary of the pendency of such proceedings. Trustee and Beneficiary may participate in any such proceedings and Trustor from time to time will deliver to Beneficiary all instruments requested by Beneficiary to permit such participation; provided, however, that Trustor shall have the sole right to participate in and settle any and all such proceedings unless an Event of Default then exists. In any such condemnation proceedings Beneficiary may be represented by counsel selected by Beneficiary at the sole cost and expense of Trustor. Trustor shall cause the net proceeds of any award or compensation or payment in lieu or settlement thereof, to be applied as set forth in Section 6.10 of the Loan Agreement. To the extent permitted by applicable law, Trustor hereby specifically, unconditionally and irrevocably waives all rights of a property owner granted under applicable law, including NRS 37.115, which provide for allocation of condemnation proceeds between a property owner and a lienholder.

                                   ARTICLE 8.
                             REMEDIES OF BENEFICIARY

        Section 8.1 Event of Default. Subject to any applicable cure period provided for in the Loan Agreement or in this Deed of Trust, or if no cure period has been specified, then 30 days after Beneficiary has provided written notice to Trustor with respect thereto (any such cure periods to run concurrently, and not consecutively, with any other cure periods provided herein or by law) any of the following shall be deemed to be an "Event of Default" hereunder:

                8.1.1 The occurrence of one or more "Events of Default" (as defined in Section 8.1 of the Loan Agreement) shall constitute an Event of Default under this Deed of Trust;

                8.1.2 Failure of Trustor to perform any of the terms, covenants and conditions in this Deed of Trust or any of the other Loan Documents;

                8.1.3 Any statement, representation or warranty given by Trustor to Trustee or Beneficiary in any of the Loan Documents, in connection with the Loan Agreement or in any other document provided by Trustor, including this Deed of Trust, is found to be materially false or misleading;

                8.1.4 A material default under or the institution of foreclosure or other proceedings to enforce, any lien or Permitted Lien of any kind upon the Property or any portion thereof.

In addition, to the maximum extent permitted by applicable law, it shall be an Event of Default hereunder if Trustor, or any other "borrower" (as that term is defined in NRS 106.310) who may send a notice pursuant to NRS 106.380(1), with respect to this Deed of Trust, (i) delivers, sends by mail or otherwise gives, purports to deliver, send by mail or otherwise give, to Beneficiary (A) any notice of an election to terminate the operation of this Deed of Trust as security for any secured obligation, including, without limitation, any obligation to repay any "future advance" (as defined in NRS 106.320) of "principal" (as defined in NRS 106.345), or (B) any other notice pursuant to NRS 106.380(1), (ii) records a statement pursuant to NRS 106.380(3), or (iii) causes this Deed of Trust, any secured obligation, Beneficiary to be subject to NRS 106.380(2), 106.380(3) or 106.400 shall be in default hereunder.

        Section 8.2 Remedies. At any time after an Event of Default, subject to any restrictions contained in any Intercreditor Agreement Beneficiary may:

                8.2.1 In person, by agent or by a receiver, and without regard to the adequacy of security, the solvency of Trustor or any other matter, (i) enter upon and take possession of the Property, or any part thereof, in its own name or in the name of Trustee, (ii) inspect the Property for the purpose of determining the existence, location, nature and magnitude of any past or present release of Hazardous Materials into, onto, beneath or from the Property, (iii) negotiate with governmental authorities with respect to compliance with Environmental Requirements and remedial measures, (iv) take any action necessary to ensure compliance with Environmental Requirements, including, but not limited to, spending Rents in connection with any cleanup, remediation or other response action with respect to Hazardous Materials or (v) sue for or otherwise collect the Rents, issues and profits thereof and apply the same, less costs and expenses of operation and collection, including reasonable attorneys fees actually incurred, to the Secured Obligations, all in such order as Beneficiary may determine. The entering upon and taking possession of said Property, the collection of such Rents, issues and profits and the application thereof as aforesaid shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice, or deprive Beneficiary of the benefits of any indemnity set forth herein;

                8.2.2 Commence an action to foreclose this Deed of Trust in the manner provided by Applicable Laws for the foreclosure of mortgages or deeds of trust of real property;

                8.2.3 Seek a judgment that Trustor has breached its covenants, representations and/or warranties set forth in this Deed of Trust or any other Loan Document regarding Environmental Requirements and/or Hazardous Materials, by commencing, maintaining and concluding, and enforcing a judgment arising from, an action for breach of contract, without regard to whether Beneficiary has commenced an action to foreclose this Deed of Trust, and to seek injunctive or other appropriate equitable relief and/or the recovery of any and all Environmental Damages, it being conclusively presumed between Trustor and Beneficiary that any reasonable costs advanced or expenses actually incurred by Beneficiary relating to the cleanup, remediation or other response action with respect to the Property were made or incurred by Beneficiary in good faith;

                8.2.4 Deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause the Property to be sold, which notice Trustee or Beneficiary shall cause to be duly filed for record;

                8.2.5 In accordance with NRS 40.512, Beneficiary may waive its lien against any parcel of the Property or portion thereof or all or any portion of the Fixtures or Personalty attached to the Property, to the extent such property is determined to be environmentally impaired, and to exercise any and all rights and remedies of an unsecured creditor against Trustor and all of Trustor's assets for the recovery of any deficiency, including, but not limited to, seeking an attachment order under NRS Chapter 31. No such waiver shall be final or binding on Beneficiary unless and until a final money judgment is obtained against Trustor. As between Beneficiary and Trustor, Trustor shall have the burden of proving that any "release" (as defined in NRS 40.505) or threatened release was not knowingly or negligently caused or contributed to, or knowingly or willfully permitted or acquiesced to by Trustor or any related party (or any affiliate or agent of Trustor or any related party) and that Trustor made written disclosure of the release to Beneficiary or that Beneficiary otherwise obtained actual knowledge thereof. Trustor's obligations hereunder shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance or any other transfer of the Property or this Deed of Trust. For the purposes of any action brought under this Section 8.2.5, Trustor hereby waives the defense of laches and any applicable statute of limitations. Trustor acknowledges and agrees that notwithstanding anything to the contrary, express or implied, in this Deed of Trust or in any of the other Loan Documents (including, without limitation, any nonrecourse or exculpatory language, if any), Trustor shall be personally liable for any recovery described in this Section 8.2.5 and such liability shall not be limited to the amount of the Secured Obligations;

                8.2.6 With respect to any Personalty, proceed as to both the real and personal property in accordance with Beneficiary's rights and remedies in respect of the Property, or proceed to sell said Personalty separately and without regard to the Property in accordance with Beneficiary's rights and remedies; provided that Lender shall first apply for and receive all required approvals of any Gaming Authority having jurisdiction over the sale or disposition of Gaming Equipment prior to the sale or disposition thereof; and/or

                8.2.7 Pursue any and all other remedies it may have, at law or in equity, or under any other document or instrument, except as otherwise provided in the Loan Agreement.

        Section 8.3 Power of Sale. Should Beneficiary elect to foreclose by exercise of the power of sale herein contained, Beneficiary shall notify Trustee and shall deposit with Trustee this Deed of Trust and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

                8.3.1 Upon receipt of such notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Trustor notices of default and sale to be given in accordance with the provisions of Applicable Laws, including NRS Chapter 107. Trustee shall, without demand on Trustor, after lapse of such time as may then be required by Applicable Laws and after recordation of such notice of default and after notice of sale having been given as required by law, sell the Trust Estate at the time and place of sale fixed by it in said notice of sale, either as a whole, or in separate lots or parcels or items as Trustee shall deem expedient and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof any Person, including, without limitation, Trustor or Beneficiary, may purchase at such sale and Trustor hereby covenants to warrant and defend the title of such purchaser or purchasers against the claims of all Persons claiming by, through or under Trustor. To the maximum extent allowed by Applicable Laws, Beneficiary, if it is the purchaser, may apply the amount of the Secured Obligations then due and payable toward payment of the purchase price. To the maximum extent permitted by Applicable

Laws, Trustor hereby waives its right, if any, to require that the Property be sold as separate tracts or units in the event of foreclosure.

                8.3.2 Trustee, upon such sale, shall make (without any covenant or warranty, express or implied), execute and, after due payment made, deliver to purchaser or purchasers, or his or their heirs or assigns, a deed or deeds, or other record or records of interest, as the case may be, in and to the Property so sold that shall convey to the purchaser all the title and interest of Trustor in the Property (or the portion thereof sold), and after deducting all costs, fees and expenses of Trustee and of this Deed of Trust, including costs of evidence of title in connection with sale, shall apply the proceeds of sale to payment of (i) all sums expended under the terms hereof, not then repaid, with accrued interest at the Default Rate and (ii) all other sums then secured hereby and the remainder, if any, to the Person or Persons legally entitled thereto.

                8.3.3 Trustee may postpone sale of all or any portion of the Trust Estate by public announcement at such time and place of sale, or as otherwise permitted by Applicable Laws, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale. Beneficiary may rescind any notice of default at any time before Trustee's sale by executing a notice of rescission and recording the same. The recordation of such notice of rescission shall constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Beneficiary of the right of rescission shall not constitute a waiver of any default then existing or subsequently occurring, or impair the right of Beneficiary to execute other declarations of default and demand for sale, or notices of default and of election to cause the Property to be sold nor otherwise affect the Loan Documents or this Deed of Trust, or any of the rights, obligations or remedies of Beneficiary or Trustee hereunder.

                8.3.4 Beneficiary and Trustee acknowledge, understand and agree that, to the extent the prior approval of the Gaming Authorities of the State of Nevada is required pursuant to applicable law for the exercise, operation and effectiveness of any remedy hereunder or under any other Loan Document, or the taking of any action that may be taken by Beneficiary or Trustee hereunder or under any other Loan Document, including without limitation the taking of possession and disposition of collateral consisting of gaming devices, cashless wagering systems and associated equipment (as those terms are defined in Nevada Revised Statutes 463.0155, 463.014 and 463.0136), such remedy or action shall be subject to such prior approval of the gaming authorities of the State of Nevada and the Beneficiary or Trustee may be subject to being called forward for licensing or a finding of suitability. All rights, remedies and powers provided in this Deed of Trust may be exercised only to the extent that the exercise thereof does not violate any provision of Applicable Gaming Laws, and all provisions of this Deed of Trust are intended to be subject to all mandatory provisions of the Applicable Gaming Laws, which may be controlling.

        Section 8.4 Proof of Default. In the event of a sale of the Property, or any part thereof, and the execution of a deed or deeds therefor, the recital therein of default, and of recording notice of breach and election to sell, and of the elapsing of the required time (if any) between the foregoing recording and the following notice, and of the giving of notice of sale, and of a demand by Beneficiary, or its successors or assigns, that such sale should be made, shall be conclusive proof of such default, recording, election, elapsing of time, and of the due giving of such notice, and that the sale was regularly and validly made on due and proper demand by Beneficiary, its successors or assigns; and any such deed or deeds with such recitals therein shall be effectual and conclusive against Trustor, its successors and assigns, and all other Persons and the receipt for the purchase money recited or contained in any deed executed to the purchaser as aforesaid shall be sufficient discharge to such purchaser from all obligations to see to the proper application of the purchase money.

        Section 8.5 Protection of Security. If an Event of Default shall have occurred and be continuing, then upon at least 15 days prior written notice to Trustor and without releasing Trustor from any obligations or defaults hereunder, Beneficiary or Trustee shall have the right, but not the obligation, to: (i) make payment or otherwise perform such obligations of Trustor upon which such Event of Default is based in such manner and to such extent as either may reasonably deem necessary to protect the security hereof, Beneficiary and Trustee being authorized to enter upon the Property for such purpose; (ii) appear in and defend any action or proceeding purporting to affect, in any manner whatsoever, the Secured Obligations, the security hereof or the rights or powers of Beneficiary or Trustee; (iii) pay, purchase or compromise any encumbrance, charge or lien (other than Permitted Liens); (iv) advance any and all costs and expenses reasonably necessary to cure or pay Environmental Damages or otherwise to comply Environmental Requirements; and (v) in exercising any such powers, pay necessary expenses, employ counsel and pay attorneys fees. Trustor hereby agrees to repay with thirty (30) days after receipt of written demand all reasonable sums actually expended Trustee or Beneficiary pursuant to this Section 8.5. with interest at the Default Rate from the date of expenditure by Beneficiary, and such sums, with interest, shall be secured hereby.

        Section 8.6 Receiver. If an Event of Default shall have occurred and be continuing, Beneficiary, as a matter of strict right and without regard to the then value of the Property, shall have the right to apply to any court having jurisdiction to appoint a Receiver or Receivers of the Property. Any such Receiver or Receivers shall have all the powers and duties of receivers under Applicable Laws in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided in this Deed of Trust, and shall continue as such and exercise all such powers until the date of confirmation of sale, unless such receivership is sooner terminated.

        Section 8.7 Curing of Defaults.

                8.7.1 If Trustor shall at any time fail to perform or comply with any of the terms, covenants and conditions required on Trustor's part to be performed and complied with under this Deed of Trust or any other Loan Document relating to the Trust Estate (after the lapse of any cure period provided therein), then Beneficiary shall have the right, but not the obligation, without waiving or releasing any of the Secured Obligations, to:

                8.7.1.1 make any payments thereunder payable by Trustor and take out, pay for and maintain any of the insurance policies provided for therein, and/or

                8.7.1.2 after the expiration of any applicable grace period and subject to Trustor's rights to contest certain obligations specifically granted hereby, perform any such other acts thereunder on the part of Trustor to be performed and enter upon the Property and incur reasonable attorneys fees and expenses for such purpose.

                8.7.2 The making by Beneficiary of such payment out of Beneficiary's own funds shall not however, be deemed to cure such default by Trustor, and the same shall not be so cured unless and until Trustor shall have reimbursed Beneficiary within the applicable cure period for such payment including interest at the Default Rate from the date of such expenditure. All sums so paid and all reasonable costs and expenses actually incurred and paid by Beneficiary in connection with the performance of any such act, together with interest on unpaid balances thereof at the Default Rate from the respective dates of Beneficiary's making of each such payment shall be secured by the lien of this Deed of Trust prior to any right title or interest in or claim upon the Property attaching or accruing subsequent to the lien of this Deed of Trust and shall be payable by, Trustor to Beneficiary within thirty (30) days after receipt of written demand.

        Section 8.8 Remedies Cumulative. All remedies of Beneficiary provided for herein are cumulative and shall be in addition to any and all other rights and remedies provided in the other Loan Documents or provided by Applicable Law, including any banker's lien and right of offset. The exercise of any right or remedy by Beneficiary hereunder shall not in any way constitute a cure or waiver of default hereunder or under the Loan Documents, or invalidate any act done pursuant to any notice of default, or prejudice Beneficiary in the exercise of any of its rights hereunder or under the Loan Documents unless, in the exercise of said rights, all Secured Obligations are fully discharged.

        Section 8.9 Marshaling. To the extent permitted by Applicable Laws, Trustor waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to require foreclosure sales of assets in a particular order, including any rights provided by NRS 100.040 and 100.050. Each successor and assign of Trustor, including any holder of a lien or security interest subordinate to this Deed of Trust, by acceptance of its interest or lien or security interest agrees that it shall be bound by the above waiver, as if it had given the waiver itself.

        Section 8.10 Adoption of Covenants. Where not inconsistent with the above, the following covenants, Nos. 1; 2 (full replacement value); 3; 4 (Default Rate under the Loan Agreement); 5; 6; 7 ( a reasonable percentage); 8 and 9 of NRS Section 107.030 are hereby adopted and made a part of this Deed of Trust.

                                   ARTICLE 9.
                      SECURITY AGREEMENT AND FIXTURE FILING

        Section 9.1 Grant of Security Interest. To secure the payment and performance of the Secured Obligations as and when due, Trustor (as debtor) hereby grants, conveys, pledges, assigns and transfers to Beneficiary (as secured party), as agent and representative, security interests (collectively, the "Security Interest") in, all right, title, claim, estate and interest in and to all Personalty and Fixtures, whether now owned and existing or hereafter acquired or arising, and wherever located, including, without limitation, the following, but expressly excluding in each case any Excluded Assets:

                9.1.1 Any and all "chattel paper" as such term is defined in
Section 9105(b) of the UCC (the "Chattel Paper");

                9.1.2 Any and all "accounts" as such term is defined in Section 9106 of the UCC (the "Accounts");

                9.1.3 Any and all rights to payment for goods sold or leased or services rendered, whether or not earned by performance and all rights in respect of the Account Debtor, including without limitation all such rights constituting or evidenced by any Account, Chattel Paper or Instrument (as defined in Section 9.1.14 hereof), together with (a) any collateral assigned, hypothecated or held to secure any of the foregoing and the rights under any security agreement granting a security interest in such collateral, (b) all goods, the sale of which gave rise to any of the foregoing, including, without limitation, all rights in any returned or repossessed goods and unpaid seller's rights, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing and (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith Any and all negotiable instruments, promissory notes, acceptances, drafts, checks, certificates of deposit and other writings that evidence a right to the payment of money by any other Person ("Receivables").

                9.1.4 Any and (a) all original copies of all documents, instruments or other writings evidencing the Receivables, (b) all books, correspondence, credit or other files, records, ledger sheets or cards, invoices, and other papers relating to Receivables, including without limitation all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of any Trustor or any computer bureau or agent from time to time acting for any Trustor or otherwise and (c) all credit information, reports and memoranda relating thereto ("Receivables Records");

                9.1.5 Any and all rights to payment:

                9.1.5.1 to the extent not included in Accounts, Receivables or Chattel Paper, receivables from any credit card company (such as Visa, MasterCard, American

Express and Diner's Club), whether arising out of or relating to the sale of lodging, goods and services by Trustor or otherwise; and

                        9.1.5.2 of money not listed above and any and all rights, titles, interests, securities, liens and guaranties evidencing, securing, guaranteeing payment of or in any way relating to any Receivables;

                  9.1.6 Any and all "inventory" as such term is defined in
Section 9109(4) of the UCC, including without limitation and in any event, all goods (whether such goods are in the possession of Trustor or a lessee, bailee or other Person for sale, lease, storage, transit, processing, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials or consigned or returned or repossessed goods) which are held for sale or lease or are to be furnished (or which have been furnished) under any contract of service or which are raw materials or work in progress or materials used or consumed in any Trustor's business ("Inventory");

                  9.1.7 Any and all "equipment" as such term is defined in
Section 9109(2) of the UCC, including, but not limited to, Gaming Equipment:

                        9.1.7.1 machinery, machine tools, manufacturing equipment, data processing equipment, computers, office equipment, furniture, appliances, rolling stock, motors, pumps, controls, tools, parts, works of art, furnishings and trade fixtures, all athletic equipment and supplies and all molds, dies, drawings, blueprints, reports, catalogs and computer programs related to any of the above;

                        9.1.7.2 ships, boats, barges and vessels (whether under construction or completed) and any and all masts, bowsprits, boilers, engines, sails, fittings, anchors, cables, chains, riggings, tackle, apparel, capstans, outfits, gears, appliances, fittings and spare and replacement parts and other appurtenances, accessories and additions, improvements and replacements thereto, whether on board or not on board, in or to any ship, boat, barge or vessel;

                        9.1.7.3 slot machines, electronic gaming devices and related equipment, crap tables, blackjack tables, roulette tables, baccarat tables, keno apparatus, cards, dice, gaming chips and plaques, tokens, chip racks, dealing shoes, dice cups, dice sticks, layouts, paddles, roulette balls and other supplies and items used in connection with gaming operations; and

                        9.1.7.4 stones, wood, steel and other materials used or to be used in the building, construction, repair, renovation, refurbishment or otherwise with respect to improvements or ships, boats, barges or vessels.

                  9.1.8 Any and all "fixtures" as such term is defined in
Section 9313 of the UCC, including without limitation, machinery, equipment or appliances for generating, storing or distributing air, water, heat electricity, light fuel or refrigeration, for ventilating or sanitary purposes, elevators, safes, laundry, kitchen and athletic equipment, trade fixtures, and telephone, television and other communications equipment (the "Fixtures");

                  9.1.9 Any and all "documents" as such term is defined in
Section 9105(f) of the UCC (the "Documents");

                  9.1.10 Any and all "general intangibles" as such term is defined in Section 9106 of the UCC (together with any property listed under Section 9.1.4 relating thereto, the "General Intangibles"), including, without limitation and in any event, rights to the following: payment of money, Trademark Collateral (as defined in the Trademark Security Agreement), Copyright Collateral (as defined in the Copyright Security Agreement), patents, patent licenses, and Contracts (as defined in Section 9.1.16 hereof), licenses (including all Casino Licenses) and franchises (except, in the case of licenses and franchises if, and for so long as, the agreement in respect of such license or franchise prohibits by its terms any assignment or grant of a security interest therein without the consent of the other party thereto, would not give any other party to such franchise or license the right to terminate its obligations thereunder), limited and general partnership interests and joint venture interests, federal income tax refunds, trade names, distributions on certificated securities (as defined in Section 8102(1)(a) of the UCC, and uncertificated securities (as defined in Section 8102(1)(b) of the UCC, computer programs and other computer software, inventions, designs, trade secrets, goodwill, proprietary rights, customer lists, Player Tracking Systems, supplier contracts, sale orders, correspondence, advertising materials, payments due in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property, reversion, any interests in pension and profit-sharing plans and reversionary, beneficial and residual interests in trusts, credits with and other claims against any Person, together with any collateral for any of the foregoing and the rights under any security agreement granting a security interest in such collateral.

                  9.1.11 The Designated Account established and maintained pursuant to Section 2.9 of the Loan Agreement ("Designated Account").

                  9.1.12 Any and all (i) shares of capital stock of any Subsidiary (as defined in Section 1.1 of the Loan Agreement) of Trustor, from time to time owned by Trustor or options or rights to acquire any such shares or interests now or hereafter owned by Trustor, (ii) Distributions (as defined below) on Pledged Shares (as defined in the Guarantor Stock Pledge Agreement), owned by Trustor or in which Trustor has an interest ("Pledged Securities") (as constituted immediately prior to such Distribution) constituting securities, whether debt or equity securities or otherwise, (iii) other or additional stock, notes, securities or property paid or distributed in respect of Pledged Securities (as constituted immediately prior to such payment or distribution) by way of stock-split, spin-off, splitup, reclassification, combination of shares or similar rearrangement and (iv) other or additional stock, notes, securities or property (including cash) that may be paid in respect of Pledged Securities (as constituted immediately prior to such payment) by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation, bankruptcy or similar corporate reorganization or other disposition of Pledged Securities ("Pledged Securities").

                  9.1.13 Any and all dividends, distributions, payments of interest and principal and other amounts (whether consisting of cash, securities, personalty or other property) from time to time received, receivable or otherwise distributed in respect of or in exchange or substitution for any of the Pledged Securities ("Distributions");

                  9.1.14 Any and all "instruments" as such term is defined in
Section 9105(1)(i) of the UCC ("Instruments");

                  9.1.15 [Intentionally Omitted].

                  9.1.16 Any and all contracts between Trustor and one or more additional parties ("Contracts");

                  9.1.17 Any and all interest rate or currency protection or hedging arrangements, including without limitation, caps, collars, floors, forwards and any other similar or dissimilar interest rate or currency exchange agreements or other interest rate or currency hedging arrangements ("Hedging Agreements");

                  9.1.18 Any and all motor vehicles, tractors, trailers and other like property, if title thereto is governed by a certificate of title ownership ("Motor Vehicles");

                  9.1.19 Any and all books, records, computer software, computer printouts, customer lists, blueprints, technical specifications, manuals, and similar items which relate to any Personalty or Fixtures other than such items obtained under license or franchise agreements that prohibit assignment or disclosure of such items ("Books and Records");

                  9.1.20 Any and all accessions, appurtenances, components, repairs, repair parts, spare parts, renewals, improvements, replacements, substitutions and additions to, of or with respect to any of the foregoing;

                  9.1.21 Any and all rights, remedies, powers and privileges of Trustor with respect to any of the foregoing; and

                  9.1.22 Any and all proceeds and products of any of the foregoing, whether now held and existing or hereafter acquired or arising, including all rents, issues, income and profits of or from any of the foregoing (collectively, the "Proceeds "). "Proceeds" shall include (i) whatever is now or hereafter received by Trustor upon the sale, exchange, collection, other disposition or operation of any item of Personalty, whether such proceeds constitute accounts, general intangibles, instruments, securities, documents, letters of credit, chattel paper, deposit accounts, money, goods or other personal property, (ii) any amounts now or hereafter payable under any insurance policy by reason of any loss of or damage to any Personalty or the business of Trustor, (iii) all rights to payment and payments for hotel room occupancy (and related reservations) and the sale of services or products in connection therewith, (iv) the right to further transfer, including by pledge, mortgage, license, assignment or sale, any of the foregoing, and (v) any items that are now or hereafter acquired by Trustor with any of the foregoing; provided, however, that "Proceeds" shall not include Excluded Assets.

        Section 9.2 Remedies, etc. This Deed of Trust constitutes a security agreement with respect to the Personalty, in which Beneficiary is granted a security interest hereunder, and Beneficiary shall have all of the rights and remedies of a secured party under the UCC and the other Loan Documents as well as all other rights and remedies available at law or in equity. Upon the occurrence and during the continuance of any Event of Default hereunder, Beneficiary shall have (i) the right to cause any of the Personalty which is personal property to be sold at any one or more public or private sales as permitted by Applicable Laws and apply the proceed thereof to the Secured Obligations, (ii) the right to collect and apply to the Secured Obligations any Personalty which is cash, notes receivable, other rights to payment or Chattel Paper, and (iii) all other rights and remedies, whether at law, in equity, or by statute as are available to secured creditors under Applicable Laws. Any such disposition may be conducted by an employee or agent of Beneficiary or Trustee. To the maximum extent permitted by Applicable Law, any Person, including either or both of Trustor and Beneficiary, shall be eligible to purchase any part or all of such Personalty at any such disposition. Beneficiary shall give Trustor at least 10 days prior written notice of the time and place of any public sale or other disposition of such Personalty or of the time of or after which any private sale or any other intended disposition is to be made, and if such notice is sent to Trustor in the manner provided for the mailing of notices herein, it is hereby deemed such notice shall be and is commercially reasonable notice to Trustor.

        Section 9.3 Expenses. Reasonable expenses actually incurred of retaking, holding, preparing for sale, selling or the like shall be borne by Trustor and shall include Beneficiary's and Trustee's reasonable attorneys fees, charges and disbursements (including, without limitation, any and all costs of appeal).

        Section 9.4 Fixture Filing.

                  9.4.1 This Deed of Trust shall be effective as a Financing Statement filed as a fixture filing from the date of the recording hereof in accordance with NRS 104.9402. In connection therewith, the addresses of Trustor as debtor ("Debtor") and Beneficiary as secured party ("Secured Party") are set forth on Schedule 12.8. The address of Beneficiary, as the Secured Party, is also the address from which information concerning the security interest may be obtained by any interested party.

                        9.4.1.1 The property subject to this fixture filing is described in Sections 9.1.7 and 9.1.8.

                        9.4.1.2 Portions of the property subject to this fixture filing as identified in Section 9.4.1.1 above are or are to become fixtures related to the real estate described on EXHIBIT "A" to this Deed of Trust.

                        9.4.1.3 Secured Party is: Foothill Capital Corporation, a California corporation.

                        9.4.1.4 Debtor is: Fitzgeralds Reno, Inc., a Nevada corporation.

                        9.4.1.5 The record owner or lessee of the Property is:
Fitzgeralds Reno, Inc., a Nevada corporation.

                  9.4.2 In the event Trustor shall fail, beyond any applicable notice and grace periods, to make any payment or perform any covenant related to any security interest in favor of any Person other than Beneficiary, Beneficiary may, at its option, within 15 days after notice to Trustor or if Beneficiary's immediate action is reasonably necessary to protect the lien hereof or its security for the Secured Obligations, at any time without prior notice to Trustor, pay the amount secured by such security interest, and the amount so paid shall be (i) secured by this Deed of Trust and shall be a lien on the Property enjoying the same priorities vis-a-vis the estates and interests encumbered hereby as this Deed of Trust, (ii) added to the amount of the Secured Obligations, and (iii) payable within 30 days after receipt of written demand with interest at the Default Rate from the time of such payment; or Beneficiary shall have the privilege of acquiring by assignment from the holder of such security interest any and all contract rights, accounts receivable, chattel paper, negotiable or non-negotiable instruments and other evidence of Trustor's indebtedness secured by such fixtures, and, upon acquiring such interest by assignment, shall have the right to enforce the security interest as assignee thereof, in accordance with the terms and provisions of the UCC, as amended or supplemented, and in accordance with other Applicable Laws.

                                   ARTICLE 10.
                               ASSIGNMENT OF RENTS

        Section 10.1 Assignment of Rents. Subject to Section 10.2 and to Applicable Gaming Laws, as of the execution of this Deed of Trust, Trustor hereby absolutely and unconditionally assigns and transfers to Beneficiary all of the Rents, whether now due, past due or to become due, and hereby gives to and confers upon Beneficiary the right, power and authority to collect such Rents and apply the same to the Secured Obligations secured hereby. Trustor irrevocably appoints Beneficiary, as its true and lawful attorney, at the option of Beneficiary at any time while an Event of Default exists, to demand, receive and enforce payment to give receipts, releases and satisfactions, and to sue, either in the name of Trustor or in the name of Beneficiary, for all such Rents and apply the same to the Secured Obligations secured hereby. It is hereby recognized that the power of attorney herein granted is coupled with an interest and shall not be revocable. It is understood and agreed that neither the foregoing assignment of Rents to Beneficiary nor the exercise by Beneficiary or any of its rights or remedies under this Deed of Trust shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Beneficiary, in person or by its own agent assumes actual possession thereof, nor shall appointment of a Receiver for the Property by any court at the request of Beneficiary or by agreement with Trustor or the entering into possession of the Property or any part thereof by such Receiver be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any portion thereof.

        Section 10.2 Collection of Rents. Notwithstanding anything to the contrary contained herein, so long as no Event of Default with respect to the Loan Agreement shall occur and be continuing, Trustor shall have a license, revocable upon the occurrence and during the continuance of an Event of Default to collect all Rents from the Property and to retain, use and enjoy the same and to otherwise exercise all rights with respect thereto, subject to the terms hereof. Upon the occurrence and during the continuance of an Event of Default the license hereinabove granted to Trustor shall, without the requirement of the giving of notice or taking of any action by any party, be revoked, and Beneficiary shall have the complete right and authority to exercise and enforce any and all of its rights and remedies provided herein or by Applicable Laws.

                                   ARTICLE 11.
                              ENVIRONMENTAL MATTERS

        Section 11.1 Representations and Warranties. In the ordinary course of business, Trustor conducts a periodic review of the effect of Environmental Laws on its business, operations and properties in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any Permit any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, Trustor has reasonably concluded that such associated costs and liabilities could not reasonably be expected, singly or in the aggregate, to cause a Material Adverse Change (as defined in Loan Agreement).

                  11.1.1 Trustor (i) has obtained all Permits that are required with respect to the operation of its business, property and assets under the Environmental Laws and is in compliance with all terms and conditions of such required Permits, and (ii) is in compliance with all Environmental Laws (including, without limitation, compliance with standards, schedules and timetables therein);

                  11.1.2 No portion of the Trust Estate is listed or proposed for listing on the National Priorities List or the Comprehensive Environmental Response, Compensation, and Liability Information System, both promulgated under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or on any other state or local list established pursuant to any Environmental Law, and Trustor has not received any notification of potential or actual liability or request for information under CERCLA or any comparable state or local law;

                  11.1.3 No underground storage tank or other underground storage receptacle, or related piping, is located on the Land in violation of any Environmental Law;

                  11.1.4 There have been no releases (any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping, on-site or, to the knowledge of the Trustor after due inquiry, off-site) of Hazardous Materials by Trustor or any predecessor in interest or any person or entity whose liability for any release of Hazardous Materials, Trustor has retained or assumed either contractually or by operation of law at, on, under, from or into any facility or real property owned, operated, leased, managed or controlled by any such person;

                  11.1.5 Neither Trustor nor any person or entity whose liability Trustor has retained or assumed either contractually or by operation of law has any liability, absolute or contingent under any Environmental Law, and there is no proceeding pending or threatened against any of them under any Environmental Law; and

                  11.1.6 There are no events, activities, practices, incidents or actions or conditions, circumstances or plans that may interfere with or prevent compliance by Trustor with any Environmental Law, or that may give rise to any liability under any Environmental Laws.

                  11.1.7 The above representations and warranties contained in this Section 11.1 shall survive the termination, release and/or reconveyance of this Deed of Trust and the discharge of Trustor's other obligations hereunder.

        Section 11.2 Environmental Covenants. Trustor shall at all times comply with the following requirements:

                  11.2.1 Trustor shall not cause or permit any material amount of Hazardous Material to be brought upon, treated, kept, stored, disposed of, discharged, released, produced, manufactured, generated, refined or used upon, within or, beneath the Property or any portion thereof by Trustor, its agents, employees, contractors, or invitees, or any other Person, except in compliance with all Environmental Requirements and only in the course of such Person's legitimate business operations at the Property (which shall not include any business primarily for treatment, storage, disposal, discharge, release, production, manufacture, generation, refinement or use of Hazardous Materials).

                  11.2.2 Trustor shall not cause or permit the existence or the commission by Trustor, its agents, employees, contractors or invitees, or by any other Person of a material violation of any Environmental Requirements upon, within or beneath the Property or any portion thereof.

                  11.2.3 Trustor shall not dispose of, discharge or release or cause or permit the disposal, discharge or release of any material amount of Hazardous Materials from the Property into any Public Waters in material violation of any Environmental Requirements.

                  11.2.4 Trustor shall not create or suffer to exist with respect to the Property or permit any of its agents to create or suffer to exist any environmental lien, security interest or other charge or encumbrance of any kind (other than a Permitted Lien), including, without limitation, any lien imposed pursuant to Section 107(f) of the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. Section 9607(l)) or any similar state statute.

                  11.2.5 Trustor shall, at its sole cost and expense, promptly take any and all actions required by any federal, state or local governmental agency or political subdivision or reasonably necessary (as hereinafter provided) to mitigate Environmental Damages, which requirements or necessity arise from the presence upon, about or beneath the Property, of a material amount of Hazardous Material or a material violation of Environmental Requirements or the disposal, discharge or release of a material amount of Hazardous Materials from the Property into the Public Waters. Such actions shall include, but not be limited to, the investigation of the environmental condition of the Property, the preparation of any feasibility studies, reports or remedial plans, and the performance of any cleanup, remediation, containment, operation, maintenance, monitoring or restoration work, whether on or off of the Property (provided that Trustor shall be obligated to take actions off of the Property only if Trustor shall have the legal right to do so and shall be expressly required to do so by Environmental Requirements). Trustor shall take all actions as are reasonably necessary to restore the Property or the Public Waters to substantiality the condition existing prior to the introduction of Hazardous Material by Trustor upon, about or beneath the Property, notwithstanding any lesser standard of remediation allowable under Applicable Laws or governmental policies, but recognizing the economic impracticability of remediating to a level where Hazardous Materials are no longer detectable. Trustor shall proceed continuously and diligently with such investigatory and remedial actions, provided that in all cases such actions shall be in accordance with Applicable Laws. Any such actions shall be performed in a good, safe and workmanlike manner and shall minimize any impact on the business conducted at the Property. Trustor shall pay all costs in connection with such investigatory and remedial activities, including, but not limited to, all power and utility costs, and any and all taxes or fees that may be applicable to such activities. Trustor shall promptly provide to Beneficiary copies of testing results and reports that are generated in connection with the above activities. Promptly upon completion of such investigation and remediation, Trustor shall permanently seal or cap all monitoring wells and test holes to industrial standards in compliance with Applicable Laws and regulations, remove all associated equipment, and restore the Property to the extent reasonably possible, which shall include, without limitation, the repair of any surface damage, including paving, caused by such investigation or remediation hereunder.

                  11.2.6 If Trustor shall become aware of or receive notice or other communication concerning any actual, alleged, suspected or threatened violation of Environmental Requirements, or liability of Trustor for Environmental Damages in connection with the Property or past or present activities of any Person thereon, including, but not limited to, notice or other communication concerning any actual or threatened investigation, inquiry, lawsuit, claim, citation, directive, summons, proceedings, complaint, notice, order, writ or injunction, relating to same, then Trustor shall deliver to Beneficiary, within 15 days of the receipt of such notice or communication by Trustor, a written description of said violation, liability, or actual or threatened event or condition, together with copies of any documents evidencing same. Receipt of such notice shall not be deemed to create any obligation on the part of Beneficiary to defend or otherwise respond to any such notification.

                  11.2.7 Trustor agrees to indemnify, reimburse, defend, exonerate, pay and hold harmless Beneficiary, its successors and assigns, and its directors, officers, shareholders, employees, agents, contractors, subcontractors, experts, licensees, affiliates, lessees, trustees, and invitees (collectively, the "Indemnitees") from and against any and all Environmental Damages arising from the discharge, disposal or release of Hazardous Materials from the Property into the Public Waters or from the presence of Hazardous Materials upon, about or beneath the Property or migrating to or from the Property, or arising in any manner whatsoever out of the violation of any Environmental Requirements pertaining to the Property and the activities thereon, whether foreseeable or unforeseeable, and regardless of when such Environmental Damages occurred, except to the extent directly caused by conduct (other than inaction) on the part of such Indemnitee with respect to the Property or any such Indemnitee's grossly negligent or willful inaction or other conduct. The indemnity obligations of Trustor contained in this Section 11.2.7 shall survive the termination, release and/or reconveyance of this Deed of Trust and the discharge of Trustor's other obligations hereunder.

                  11.2.8 Except for the last sentence of Section 4.5, and except for Sections 4.6, 4.7, 4.15 and 8.5, the other covenants of this Deed of Trust shall not apply to the subject matter of this Article 11.

                  11.2.9 In accordance with, and subject to limitations of, NRS
40.508 and NRS 40.509, Beneficiary may seek a judgment that Trustor has breached its covenants, representations and/or warranties with respect to the environmental matters contained in Sections 11.2.1 through 11.2.9, inclusive, of this Deed of Trust (the "Environmental Provisions"), and may commence and maintain an action or actions in any court of competent jurisdiction for enforcement of the Environmental Provisions and/or recovery of any and all costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties, and other out of pocket costs or expenses (including, without limitation, court costs, reasonable consultants' fees and reasonable attorney's fees whether incurred in litigation or not and whether before or after judgment), incurred or advanced by Beneficiary pursuant to the Environmental Provisions (collectively, the "Environmental Costs"). Trustor acknowledges and agrees that notwithstanding any term or provision contained in this Deed of Trust or in the other Loan Documents, Environmental Costs shall be exceptions to any nonrecourse or exculpatory provisions, if any, and Trustor shall be fully and personally liable for Environmental Costs. Such liability shall not be limited to the original principal amount of the obligations secured by this Deed of Trust. Trustor's obligations hereunder shall survive any foreclosure, deed in lieu of foreclosure, release, reconveyance or any other transaction with respect to the Property or this

Deed of Trust. For the purposes of any action brought under this subsection 11.2.9, Trustor hereby waives the defense of any applicable statute of limitations.

                                   ARTICLE 12.
                                  MISCELLANEOUS

        Section 12.1 Beneficiary's Expenses, including Attorney's Fees. Regardless of the occurrence of a Default or Event of Default, Trustor agrees to pay to Beneficiary any and all advances, charges, costs and expenses, including the reasonable fees and expenses of counsel and any experts or agents, that Beneficiary may reasonable incur in connection with (i) the administration of this Deed of Trust, including any amendment thereto or any workout or restructuring, (ii) the creation, perfection or continuation of the lien of this Deed of Trust or protection of its priority or the Trust Estate, including the discharging of any prior or junior lien or adverse claim against the Trust Estate or any part thereof that is not permitted hereby or by the Loan Agreement, (iii) the custody, preservation or sale of, collection from, or other realization upon, any of the Trust Estate, (iv) the exercise or enforcement of any of the rights, powers or remedies of Beneficiary under this Deed of Trust or under Applicable Laws (including attorneys fees and expenses incurred by Beneficiary in connection with the operation, maintenance or foreclosure of the lien of this Deed of Trust) or any bankruptcy proceeding or (v) the failure by Trustor to perform or observe any of the provisions hereof. All such amounts and all other amounts payable hereunder shall be payable on demand, together with interest at the Default Rate.

        Section 12.2 Indemnity

        Trustor hereby agrees to indemnify and hold harmless the Indemnitees against (A) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Deed of Trust and the other Loan Documents, and (B) any and all claims, actions, liabilities, costs and expenses of any kind or nature whatsoever (including fees and disbursements of counsel) that may be imposed on, incurred by, or asserted against any of them, in any way relating to or arising out of this Deed of Trust or any action taken or omitted by them hereunder, except to the extent that they resulted from the gross negligence or willful misconduct of any such Indemnitee.

        Section 12.3 Waivers; Modifications in Writing. No amendment of any provision of this Deed of Trust (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed by Beneficiary and Trustor. Any waiver or consent relating to any provision of this Deed of Trust shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Trustor in any case shall entitle Trustor to any other or further notice or demand in similar circumstances, except as otherwise provided herein or as required by law.

        Section 12.4 Cumulative Remedies; Failure or Delay. The rights and remedies provided for under this Deed of Trust are cumulative and are not exclusive of any rights and remedies that may be available to Beneficiary under Applicable Laws, the other Loan Documents or otherwise. No failure or delay on the part of Beneficiary in the exercise of any power, right or remedy under this Deed of Trust shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy.

                  12.4.1 Successors and Assigns. This Agreement shall be binding upon and, subject to the next sentence, inure to the benefit of Trustor and Beneficiary and their respective successors and assigns. Trustor shall not assign. or transfer any of its rights or obligations hereunder without the prior written consent of Beneficiary. The benefits of this Deed of Trust shall pass automatically with any assignment of the Secured Obligations (or any portion thereof), to the extent of such assignment.

        Section 12.5 Independence of Covenants. All covenants under this Deed of Trust shall each be given independent effect so that, if a particular action or condition is not permitted by any such covenant the fact that it would be permitted by another covenant or by an exception thereto shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. All rights, remedies and powers in this Deed of Trust may be exercised only to the extent that the exercise thereof does not violate any provision of the Applicable Gaming Laws, and all the provisions of this Deed of Trust are intended to be subject to all mandatory provisions of the Applicable Gaming Laws which may be controlling.

        Section 12.6 Change of Law. In the event of the passage, after the date of this Deed of Trust of any law changing in any way the laws now in force for the taxation of mortgages, deeds of trust or debts secured by mortgage or deed of trust (other than laws imposing taxes on income), or the manner of the collection of any such taxes, so as to affect adversely the rights of Beneficiary under this Deed of Trust then an Event of Default shall be deemed to have occurred under Section 6.1 of the Loan Agreement; provided, however, that no Event of Default shall be deemed to have occurred (i) if Trustor, within thirty (30) days after the passage of such law, shall assume the payment of any tax or other charge so imposed upon Beneficiary for the period remaining until discharge in full of the Secured Obligations; provided, however, that such assumption is permitted by Applicable Laws, (ii) if the adverse effect upon Beneficiary of such tax or other charge is not material, or (iii) if and so long as Trustor, at its expense, shall contest the amount or validity or application of any such tax or other charge by appropriate legal proceedings promptly initiated and conducted in good faith and with due diligence; provided that (A) neither the Property nor any substantial part thereof will be in danger of being sold, forfeited, terminated, canceled, or lost as a result of such contest and
(B) except in the case of a tax or charge junior. to the lien of this Deed of Trust, Trustor shall have posted such bond or furnished such other security as may be required by law to release such tax or charge.

        Section 12.7 No Waiver. No waiver by Beneficiary of any Default or breach by Trustor hereunder shall be implied from any omission by Beneficiary to take action on account of such Default if such Default persists or is repeated, no express waiver shall affect any Default other than the Default in the waiver, and such waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant term or condition. The consent or approval by Beneficiary to or of any act by Trustor requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.

        Section 12.8 Notices. All notices and other communications under this Deed of Trust shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid) or by prepaid telex, telecopy or telegram, and shall be deemed given when received by the intended recipient thereof Unless otherwise specified in a notice given in accordance with the foregoing provisions of this Section 12.8., notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telex or telecopier numbers) indicated in
Schedule 12.8 hereto.

        Section 12.9 References to Foreclosure. References hereto to "foreclosure" and related phrases shall be deemed references to the appropriate procedure in connection with Trustee's private power of sale, any judicial foreclosure proceeding, and any deed given in lieu of any such Trustee's sale or judicial foreclosure.

        Section 12.10 Joinder of Foreclosure Should Beneficiary hold any other or additional security for the payment and performance of any Secured Obligation, its sale or foreclosure, upon any default in such payment or performance, in the sole discretion of Beneficiary, may be prior to, subsequent to, or joined or otherwise contemporaneous with any sale or foreclosure hereunder. Except as otherwise provided in the Loan Agreement, in addition to the rights herein specifically conferred, Beneficiary, at any time and from time to time, may exercise any right or remedy now or hereafter given by law to beneficiaries under deeds of trust generally, or to the holders of any obligations of the kind hereby secured.

        Section 12.11 Rights and Secured Obligations of Beneficiary and Trustee. At any time or from time to time, without liability therefor and without notice, and without releasing or otherwise affecting the liability of any Person for payment of any Secured Obligations, Beneficiary at its sole discretion and only in writing may subordinate the liens or either of them, or charge hereof to the extent not prohibited by the Loan Agreement. Beneficiary and Trustee shall, however, promptly upon Trustor's request from time to time, join in the following actions (including the execution and delivery of documents) as Trustor determines are reasonably necessary for the development, use and operation of the Trust Estate: (i) the making of any map or plat of the Property, (ii) the granting, creating, amending and modifying of any customary easements, covenants, conditions and restrictions with respect to the Property and (iii) the application for and prosecution of any development building, use and similar permits and land use and utility approvals and installations regarding the Property; provided, however, that Beneficiary and Trustee shall not be required to join in or take any such action (a) while an Event of Default exists, (b) to the extent such action would impair the liens of this Deed of Trust or the first priority thereof or (c) to the extent prohibited by the Loan Agreement. Any such request shall be accompanied by an Officers Certificate (as defined in the Loan Agreement). Upon written request of Beneficiary and surrender of this Deed of Trust to Trustee for cancellation, and upon payment to Trustee of its reasonable fees and expenses actually incurred, Trustee shall cancel and reconvey this Deed of Trust.

        Section 12.12 Copies. Trustor will promptly give to Beneficiary copies of all notices of material violations relating to the Property that Trustor receives from any governmental authority.

        Section 12.13 Subordination. At the option of Beneficiary, this Deed of Trust shall become subject and subordinate in whole or in part (but not with respect to priority of entitlement to any insurance proceeds, damages, awards, or compensation resulting from damage to the Property or condemnation or exercise of power of eminent domain), to any and all contracts of sale and/or any and all leases of all or any part of the Property upon the execution by Beneficiary and recording thereof in the official records of Washoe County, Nevada of a unilateral declaration to that effect. Beneficiary may require the issuance of such title insurance endorsements to the Title Policy, in connection with any such subordination as Beneficiary, in its judgment, shall determine are appropriate, and Trustor shall be obligated to pay any cost or expense incurred in connection with the issuance thereof

        Section 12.14 Personally Security Instruments. Trustor covenants and agrees that if Beneficiary at any time holds additional security for any Secured Obligations secured hereby, it may enforce the terms thereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder, and may apply the proceeds upon the Secured Obligations without affecting the status or of waiving any right TO exhaust all or any other security, including the security hereunder, and without waiving any breach or Default or any right or power whether exercised hereunder or contained herein or in any such other security.

        Section 12.15 Suits to Protect Property. Trustor covenants and agrees to appear in and defend any action or proceeding the consequence of which, if successful, would be that the liens, or either of them, of this Deed of Trust would not satisfy the requirements as to extent, perfection or priority set forth in the Loan Agreement, and to pay all reasonable costs and expenses actually incurred by Trustee and Beneficiary, including cost of evidence of title and attorneys fees in a reasonable sum, in any such action or proceeding in which Beneficiary and/or Trustee may appear or be made a party.

        Section 12.16 Trustor Waiver of Rights. Trustor waives the benefit of all laws now existing or that hereafter may be enacted providing for (i) any appraisement before sale of any portion of the Trust Estate, and (ii) the benefit of all laws that may be hereafter enacted in any way extending the time for the enforcement of the Secured Obligations or creating or extending a period of redemption from any sale made in collecting said debt. To the full extent Trustor may do so, Trustor agrees that Trustor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Trustor, for Trustor, Trustor's heirs, devisees, representatives, successors and assigns, and for any and all Persons ever claiming any interest in the Trust Estate, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, and marshaling in the event of foreclosure of the liens hereby created. If any law referred to in this Section 12.16 and now in force, of which Trustor, Trustor's heirs, devisees, representatives, successors and assigns or other Person might take advantage despite this Section 12.16, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section 12.16. To the extent permitted by Applicable Laws, Trustor expressly waives and relinquishes any and all rights and remedies which Trustor may have or be able to assert by reason of the laws of the State of Nevada pertaining to the rights and remedies of sureties.

        Section 12.17 Charges for Statements. Trustor agrees to pay Beneficiary's customary charge, to the maximum amount permitted by Applicable Laws, for any statement regarding the Secured Obligations requested by Trustor or in its behalf.

        Section 12.18 Complete Agreement. This Deed of Trust, together with the exhibits and schedules hereto, and the other Loan Documents, is intended by the parties as a final expression of their agreement regarding the subject matter hereof and is intended as a complete and exclusive statement of the terms and conditions of such agreement.

        Section 12.19 Payments Set Aside Notwithstanding anything to the contrary herein contained, this Deed of Trust the Secured Obligations and the lien and security interest of this Deed of Trust shall continue to be effective or be reinstated, as the case may be, if at any time any payment or any part thereof, of any or all of the Secured Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by Beneficiary in connection with any bankruptcy, reorganization or similar proceeding involving Trustor, any other party liable with respect to the Secured Obligations or otherwise, if the proceeds of the Trust Estate are required to be returned by Beneficiary under any such circumstances; or if Beneficiary reasonably elects to return any such payment or proceeds or any part thereof in its discretion, all as though such payment had not been made or such proceeds not been received. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Deed of Trust shall have been terminated, released and/or reconveyed and the lien and security interest or any of the Trust Estate shall have been released or terminated in connection with such termination, release and/or reconveyance, this Deed of Trust and the lien and security interest and such portion of the Trust Estate shall be reinstated in full force and effect and such prior termination, release and/or reconveyance shall not diminish, discharge or otherwise affect the obligations of Trustor in respect of the amount of the affected payment or application of proceeds, the lien, the security interest or such portion of the Trust Estate.

        Section 12.20 Substitution. Beneficiary may at any time, without giving notice to Trustor or the original or successor Trustee, and without regard to the willingness or inability of any original or successor Trustee to execute this trust, appoint another Person or succession of Persons to act as Trustee, and such appointee in the execution of this trust shall have all the powers vested-in and obligations imposed upon Trustee. Should Beneficiary be a corporation or unincorporated association, then any officer thereof may make such appointment.

        Section 12.21     Choice of Forum.

                  12.21.1 Subject to Section 12.21.2 and Section 12.21.3, all actions or proceedings arising in connection with this Deed of Trust shall be tried and litigated in state or Federal courts located in the County of Washoe, State of Nevada, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. Trustor waives any right it may have to assert the doctrine of forum non conveniens, to assert that it is not subject to the jurisdiction of such courts or to object to venue to the extent any proceeding is brought in accordance with this Section 12.21.1.

                  12.21.2 Nothing contained in this Section shall preclude Beneficiary from bringing any action or proceeding arising out of or relating to this Deed of Trust in any court not referred to in Section 12.21.1. Service of process, sufficient for personal jurisdiction in any action against Trustor, may be made by certified mail, return receipt requested, to its address indicated in
Section 12.8 hereof.

                  12.21.3 Notwithstanding Section 12.21.1 hereof, in the sole and absolute discretion of beneficiary, all actions or proceedings relating to the Collateral referred to in Article 9 hereof, other than Fixtures, shall be tried and litigated in any California state court sitting in the County of Los Angeles, State of California or any federal court sitting in the County of Los Angeles, State of California. Trustor hereby irrevocably submits to the jurisdiction of such courts to the extent any proceeding is brought in accordance with this Section 12.21.3. Trustor irrevocably waives, to the fullest extent it may effectively do so under Applicable Law, trial by jury and any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Trustor irrevocably consents, to the fullest extent it may effectively do so under Applicable Law, to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Trustor at its said address, such service to become effective 30 days after such mailing, Nothing shall affect the right of Beneficiary to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Trustor in any other jurisdiction.

        Section 12.22 Regulatory Matters. Whenever in this Deed of Trust a right is given to Beneficiary, which right is affected by Applicable Gaming Laws or the enforcement of which is subject to Applicable Gaming Laws, the enforcement of any such right shall be subject to Applicable Gaming Laws and approval, if so required, of the applicable Gaming Authorities. Without limiting the generality of the foregoing, Beneficiary acknowledges that (a) Beneficiary is subject to being called forward by the Gaming Authority of the State of Nevada, in their discretion, for licensing or a finding of suitability as a lender to a gaming licensee, and (b) to the extent the prior approval of the Gaming Authority of the State of Nevada is required pursuant to applicable law for the exercise, operation and effectiveness of any remedy hereunder or under any other Loan Document, or the taking of any action that may be taken by Beneficiary or under any other Loan Document, such remedy or action shall be subject to such prior approval of the Gaming Authority of the State of Nevada.

        Section 12.23 Guarantor Waivers. If and to the extent that Trustor (for the purposes of this Section 12.23, "Guarantor") would be deemed or construed to be a guarantor or surety under applicable law with respect to its obligations hereunder, Guarantor hereby agrees as follows:

                  12.23.1 Guarantor expressly agrees that until each and every term, covenant and condition of this Deed of Trust is fully performed, Guarantor shall not be released by any act or event which, except for this provision of this Deed of Trust might be deemed a legal or equitable discharge or exoneration of a surety, or because of any waiver, extension, modification, forbearance or delay or other act or omission of Beneficiary or its failure to proceed promptly or otherwise as against Fitzgeralds or any other Guarantor, as the case may be (individually and collectively, in its or their capacity as the entity or entities the obligations of which are guaranteed hereunder by Guarantor, the "Principal") or Guarantor, or because of any action taken or omitted or circumstance which might vary the risk or affect the rights or remedies of Guarantor as against the Principal, or because of any further dealings between the Principal and Beneficiary, whether relating to this Deed of Trust or otherwise. Guarantor hereby expressly waives and surrenders any defense to Guarantor's liability under this Deed of Trust based upon any of the foregoing acts, omissions, things, agreements, waivers or any of them. It is the purpose and intent of this Deed of Trust that the obligations of Guarantor under it shall be absolute and unconditional under any and all circumstances, subject to and in accordance with the terms and conditions of this Deed of Trust.

                  12.23.2 Without in any way limiting the provisions of Section 12.23.1, to the extent permitted under NRS Section 40.495, Guarantor waives the applicable provisions of NRS Section 40.430 and further Guarantor waives:

                        12.23.2.1 all statutes of limitations as a defense to any action or proceeding brought against Guarantor by Beneficiary, to the fullest extent permitted by law;

                        12.23.2.2 any right it may have to require Beneficiary to proceed against the Principal or pursue any other remedy in Beneficiary's power to pursue, it being acknowledged and agreed that the obligations of Guarantor hereunder are independent of the obligations of the Principal hereunder, and Beneficiary shall not be required to make any demand upon, exercise any right to declare a default by, or proceed against, the Principal prior to proceeding against Guarantor to the full extent of Guarantor's obligations hereunder;

                        12.23.2.3 any defense based on any legal disability of the Principal and any discharge, release or limitation of the liability of the Principal to Beneficiary, whether consensual or arising by operation of law or any bankruptcy, reorganization, receivership, insolvency, or debtor relief proceeding, or from any other cause, or any claim that Guarantor's obligations exceed or are more burdensome than those of the Principal;

                        12.23.2.4 all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Deed of Trust and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind;

                        12.23.2.5 any defense based on or arising out of any defense that the Principal may have to the payment or performance of any obligation set forth in this Deed of Trust; and

                        12.23.2.6 until all obligations under this Deed of Trust have been paid and performed in full, all rights of subrogation and all rights to enforce any remedy that Guarantor may have against the Principal, all regardless of whether Guarantor may have made any payments to Beneficiary.

                  12.23.3 Guarantor assumes full responsibility for keeping informed of the financial condition and business operations of the Principal and all other circumstances affecting the Principal's ability to pay for and perform its obligations, and agrees that Beneficiary shall have no duty to disclose to Guarantor any information which Beneficiary may receive about the Principal's financial condition, business operations, or any other circumstances bearing on its ability to perform.

                  12.23.4 Notwithstanding anything to the contrary provided elsewhere herein, in no event shall Guarantor have any liability under this Deed of Trust beyond its interest in the Property, and in no event shall Guarantor's obligations hereunder be enforced against any property of Guarantor other than its interest in the Property.

        Section 12.24 Waiver of Trial by Jury. Trustor and Beneficiary waive the right to a trial by jury in any action under this Deed of Trust or any other Loan Document or any other action arising out of the transactions contemplated hereby or thereby, regardless of which party initiates such action or actions.




                           [Signature page to follow.]

        IN WITNESS WHEREOF, Trustor has caused this Deed of Trust to be executed as of the day and year first above written.

                                       Trustor:

                                       Fitzgeralds Reno, Inc.,
                                       a Nevada corporation

                                       By: Michael E. McPherson
                                          --------------------------------------

                                       Name: Michael E. McPherson
                                            ------------------------------------

                                       Title: Senior Vice President/CEO
                                             -----------------------------------

STATE OF CALIFORNIA          )
                             )       ss.
COUNTY OF LOS ANGELES        )

        This instrument was acknowledged before me on October ___, 1998, by Michael E. McPherson, as Senior Vice President/CFO, of Fitzgeralds Reno, Inc., a Nevada corporation.


                                       /s/ KIERSTEN POLK
                                       ---------------------------------
                                       Notary Public

                                       My Commission Expires: June 14, 2000



[SEAL]

                                                                   SCHEDULE 12.8



                                    ADDRESSES




TRUSTOR:


                      Fitzgeralds Reno, Inc.
                      301 Fremont Street
                      Las Vegas, Nevada 89101
                      Attention:   Chief Financial Officer
                      Telecopier:  (702) 382-5562




BENEFICIARY:


                      Foothill Capital Corporation
                      11111 Santa Monica Boulevard
                      Suite 1500
                      Los Angeles, California 90025-3333
                      Attention:   Business Finance Division Manager
                      Telecopier:  (310) 478-9788




TRUSTEE:


                      Lawyers Title Insurance Corporation
                      3636 North Central Avenue, Suite 350
                      Phoenix, Arizona 85012
                      Attention:   Ms. Mary Garcia
                      Telecopier: (602) 263-0433

                                   EXHIBIT "A"
                                LEGAL DESCRIPTION
                                   OWNED LAND
                                 (WASHOE COUNTY)



All that certain real property situate in Washoe County, Nevada, described as follows:

PARCEL 1:

Lots 16, 17, 18, 19, 20, 21, 22 and the South 77 feet 4 1/2 inches of Lots 23 and 24, in Block O of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 3:

Lot 13 in Block O fronting 25 feet on Commercial Row and running back 100 feet to the alley on the East side of Sierra Street, as shown on the official map of Reno; also the West 7 feet and 10 inches of Lot 14 in Block O, Official Map of Reno, the whole constituting a lot - 32 feet and 10 inches wide, front and rear 100 feet deep, and situate on the Southeast corner of Commercial Row and Sierra Street.

PARCEL 4:

BEGINNING at a point where the Southerly right of way line of the Central Pacific Railway Company intersects the Westerly line of Chestnut Street, said point being 200 feet Southerly and at right angles from the center line of the originally located main track of said Central Pacific Railway Company; thence Northerly along the Westerly line of Chestnut Street, produced Northerly 62 feet, more or less, to an intersection with the North line of the Southwest 1/4 of said Section 11, Township 19 North, Range 19 East, M.D.B.&M.; thence West along said North line 161.799 feet to a point that is distant 100 feet Southerly measured at right angles from said center line of main track; thence in a Westerly direction parallel to and distant 100 feet Southerly from the center line of said track a distance of 12.609 feet; thence in a Southerly direction parallel to the first mentioned course a distance of 100 feet to a point in said Southerly right of way line; thence in an Easterly direction along said right of way line a distance of 169.882 feet to the point of beginning.



                                   Ex. A-Pg. 1

                                   EXHIBIT "A"
                                LEGAL DESCRIPTION
                                   OWNED LAND
                                 (WASHOE COUNTY)
                                   (continued)


PARCEL 5:

That certain triangular shaped parcel of land situate in the Southeast corner of the Northwest 1/4 of Section 11, Township 19 North, Range 19 East, M.D.B.&M., bounded on the North by the Southerly line of the 100 foot right of way of the Central Pacific Railway Company, on the South by the South line of the Northwest 1/4 of said Section 11, and on the East by the West line of Chestnut Street, said parcel of land having a frontage of 50 feet, more or less, on Chestnut Street, and extending Westerly along the Southerly line of said right of way to its intersection with the South line of said Northwest 1/4 of said Section 11.

PARCEL 6:

Parcels 2, 3 and 4 of Parcel Map No. 2690, for EL DORADO HOTEL ASSOCIATES and FITZGERALDS RENO, INC., filed in the office of the County Recorder of Washoe County, State of Nevada, on March 18, 1993, as File No. 1656128, Official Records.



                                    * * * * *



                                   Ex. A-Pg. 2

                                  EXHIBIT "B-1"
                                 LEASE AGREEMENT
                                 (WASHOE COUNTY)



        That certain Sublease dated December 31, 1986 between Meta K. Fitzgerald, as the owner of the sublessor's interest and Fitzgeralds Reno, Inc., a Nevada corporation, as the owner of the sublessee's interest in and to the real property described in EXHIBIT "B-2" to the Deed of Trust to which this EXHIBIT "B-1" is attached as disclosed by that certain Memorandum of Lease dated December 29, 1997, recorded on ___________, 1998 in the office of the County Recorder of Washoe County, Nevada, as document number _________, official records.



                                    * * * * *



                                  Ex. B-1-Pg. 1

                                  EXHIBIT "B-2"
                           DESCRIPTION OF LEASED LAND
                                 (WASHOE COUNTY)



All that certain real property situate in Washoe County, Nevada, described as follows:

PARCEL 2:

The North 22 feet 7 1/2 inches of Lots 23 and 24, in Block O of ORIGINAL TOWN NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.



                                    * * * * *



                                  Ex. B-1-Pg. 2